                              AMSOUTH MUTUAL FUNDS
                           CAPITAL APPRECIATION FUNDS

                       CLASSIC SHARES AND CLASS B SHARES

3435 Stelzer Road                                     For current yield, purchase, and redemption
Columbus, Ohio 43219                                  information, call (800) 451-8382

    The Capital Appreciation Funds (the "Capital Appreciation Funds") are eight of eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. Each Capital Appreciation Fund has its own investment objective and the net asset value per share of each Capital Appreciation Fund will fluctuate as the value of such Capital Appreciation Fund's investment portfolio changes in response to changing market conditions and other factors. Each Capital Appreciation Fund offers Premier Shares, Classic Shares and Class B Shares. As of the date of this Prospectus, Premier Shares of the Select Equity Fund and the Enhanced Market Fund are not being offered. The Shares of the Capital Appreciation Funds outstanding on August 31, 1997, were redesignated as Classic Shares.

    AMSOUTH EQUITY FUND (the "Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The production of income is an incidental objective. The Advisor will seek opportunities for the Equity Fund in securities that are believed to represent investment value.

    AMSOUTH REGIONAL EQUITY FUND (the "Regional Equity Fund") seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, of companies headquartered in the Southern Region of the United States. The Southern Region of the United States includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The production of income is an incidental objective. The Advisor will seek opportunities for the Regional Equity Fund in securities that are believed to represent investment value.

    AMSOUTH BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds. The Advisor will seek opportunities for the Balanced Fund in securities that are believed to represent investment value.

    AMSOUTH CAPITAL GROWTH FUND (the "Capital Growth Fund") seeks long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.

    AMSOUTH SMALL CAP FUND (the "Small Cap Fund") seeks capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Any current income generated from these securities is incidental to the investment objective of the Fund. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are equivalent to the capitalization of the companies in the Russell 2000 Growth Index at the time of purchase. As of the date of this Prospectus, such smaller companies will have a market capitalization between $50 million and $2 billion at the time of purchase.

    AMSOUTH EQUITY INCOME FUND (the "Equity Income Fund") seeks above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing equity securities including common stock, preferred stock, and securities convertible into common stocks such as convertible bonds and convertible preferred stock. The portion of the Fund's total assets invested in common stock, preferred stock, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

    AMSOUTH SELECT EQUITY FUND (the "Select Equity Fund") seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund is non-diversified concentrating on companies which possess a dominant market share and typically have a history of stable earnings growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock with market capitalizations that are greater than $2 billion at the time of purchase.

    AMSOUTH ENHANCED MARKET FUND (the "Enhanced Market Fund") seeks long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Under normal market conditions the Fund will invest at least 80% of its total assets in equity securities listed in the Standard & Poor's 500 Index ("S&P 500"). The Fund invests primarily in S&P 500 securities that are determined, through the use of a quantitative investment approach emphasizing technical factors, to be undervalued compared to others in the market sector.

    AmSouth Bank, Birmingham, Alabama ("AmSouth") acts as the investment advisor to each Capital Appreciation Fund ("Advisor"). Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") acts as the investment sub-advisor to the Equity Income Fund. Peachtree Asset Management ("Peachtree" or "Sub-Advisor") acts as the investment sub-advisor to the Capital Growth Fund. Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") acts as the investment sub-advisor to the Small Cap Fund. OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor") acts as the investment sub-advisor to the Enhanced Market Fund and the Select Equity Fund. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as the Capital Appreciation Funds' distributor ("Distributor").

    Each Capital Appreciation Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.

    This Prospectus relates only to the Classic Shares and Class B Shares of the Capital Appreciation Funds, which are offered to the general public. Premier Shares of the Capital Appreciation Funds are offered through a separate prospectus. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, and the AmSouth Tax Exempt Fund (the "Money Market Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); the AmSouth Institutional Prime Obligations Fund and the AmSouth Institutional U.S. Treasury Fund (the "Institutional Money Market Funds"); and the Premier Shares of the Capital Appreciation Funds, the Money Market Funds and the Income Funds may contact the Distributor at the telephone number shown above. Additional information about the Capital Appreciation Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information, dated December 1, 1997, as revised September 1, 1998, is incorporated by reference in its entirety into this Prospectus.

    This Prospectus sets forth concisely the information about the Classic Shares and Class B Shares of the Capital Appreciation Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED
   BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT
                      RISKS, INCLUDING LOSS OF PRINCIPAL.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------

               The date of this Prospectus is September 1, 1998.

                                   FEE TABLE

                                            EQUITY          REGIONAL EQUITY        BALANCED         CAPITAL GROWTH
                                             FUND                FUND                FUND                FUND
                                       -----------------   -----------------   -----------------   -----------------
                                                 CLASS B             CLASS B             CLASS B             CLASS B
                                       CLASSIC   SHARES    CLASSIC   SHARES    CLASSIC   SHARES    CLASSIC   SHARES
                                       -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)..................   4.50%        0%     4.50%        0%     4.50%        0%     4.50%        0%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering price)....      0%        0%        0%        0%        0%        0%        0%        0%
  Deferred Sales Load (as a
    percentage of original purchase
    price or redemption proceeds, as
    applicable)......................      0%     5.00%        0%     5.00%        0%     5.00%        0%     5.00%
  Redemption Fees (as a percentage of
    amount redeemed, if
    applicable)(2)...................      0%        0%        0%        0%        0%        0%        0%        0%
  Exchange Fee.......................   $  0      $  0      $  0      $  0      $  0      $  0      $  0      $  0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees..................   0.80%     0.80%     0.80%     0.80%     0.80%(3)  0.80%(3)  0.80%     0.80%
    12b-1 Fees.......................   0.00%     1.00%     0.00%     1.00%     0.00%     1.00%     0.00%     1.00%
    Shareholder Servicing Fees (after
      voluntary fee reduction)(4)....   0.25%     0.00%     0.25%     0.00%     0.25%     0.00%     0.25%     0.00%
    Other Expenses (after voluntary
      fee reduction)(5)..............   0.22%     0.22%     0.25%     0.25%     0.24%     0.24%     0.27%     0.27%
                                        ----      ----      ----      ----      ----      ----      ----      ----
    Total Fund Operating Expenses
      (after voluntary fee
      reduction)(6)..................   1.27%     2.02%     1.30%     2.05%     1.29%     2.04%     1.32%     2.07%
                                        ====      ====      ====      ====      ====      ====      ====      ====

                                           SMALL CAP         EQUITY INCOME      ENHANCED MARKET      SELECT EQUITY
                                             FUND                FUND                FUND                FUND
                                       -----------------   -----------------   -----------------   -----------------
                                                 CLASS B             CLASS B             CLASS B             CLASS B
                                       CLASSIC   SHARES    CLASSIC   SHARES    CLASSIC   SHARES    CLASSIC   SHARES
                                       -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on
    Purchases (as a percentage of
    offering price)..................   4.50%        0%     4.50%        0%     4.50%        0%     4.50%        0%
  Maximum Sales Load Imposed on
    Reinvested Dividends (as a
    percentage of offering price)....      0%        0%        0%        0%        0%        0%        0%        0%
  Deferred Sales Load (as a
    percentage of original purchase
    price or redemption proceeds, as
    applicable)......................      0%     5.00%        0%     5.00%        0%     5.00%        0%     5.00%
  Redemption Fees (as a percentage of
    amount redeemed, if
    applicable)(2)...................      0%        0%        0%        0%        0%        0%        0%        0%
  Exchange Fee.......................   $  0      $  0      $  0      $  0      $  0      $  0      $  0      $  0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees..................   1.20%     1.20%     0.80%     0.80%     0.45%     0.45%     0.80%     0.80%
    12b-1 Fees.......................   0.00%     1.00%     0.00%     1.00%     0.00%     1.00%     0.00%     1.00%
    Shareholder Servicing Fees (after
      voluntary fee reduction)(4)....   0.25%     0.00%     0.25%     0.00%     0.00%     0.00%     0.00%     0.00%
    Other Expenses (after voluntary
      fee reduction)(5)..............   0.27%     0.27%     0.27%     0.27%     0.50%     0.50%     0.50%     0.50%
                                        ----      ----      ----      ----      ----      ----      ----      ----
    Total Fund Operating Expenses
      (after voluntary fee
      reduction)(6)..................   1.72%     2.47%     1.32%     2.07%     0.95%     1.95%     1.30%     2.30%
                                        ====      ====      ====      ====      ====      ====      ====      ====

------------

(1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in the Funds. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")

(3) Amounts have been restated to reflect current fees.

(4) Absent the voluntary reduction of shareholder servicing fees for the Classic Shares of the Select Equity Fund and Enhanced Market Fund, shareholder servicing fees would be 0.25%. This voluntary fee reduction could be removed at any time.

(5) Absent the voluntary reduction of administration fees, Other Expenses would be 0.31% for the Equity Fund, 0.33% for the Regional Equity Fund, 0.31% for the Balanced Fund and 0.27% for the Equity Income Fund. Other Expenses are being waived for the Enhanced Market Fund and the Select Equity Fund until the respective Fund has $10,000,000 in assets. Other Expenses for the Capital Growth Fund, the Small Cap Fund, the Enhanced Market Fund and the Select Equity Fund are based on estimates for the current fiscal year.

(6) In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses for the Classic Shares would be 1.36% for the Equity Fund, 1.38% for the Regional Equity Fund, 1.36% for the Balanced Fund and 1.32% for the Equity Income Fund. In the absence of any voluntary reduction of shareholder servicing fees, Total Fund Operating Expenses for the Classic Shares would be 1.20% for the Enhanced Market Fund and 1.55% for the Select Equity Fund. In the absence of any voluntary reduction of administration fees, Total Fund Operating Expenses for the Class B Shares would be 2.11% for the Equity Fund, 2.13% for the Regional Equity Fund, 2.11% for the Balanced Fund and 2.07% for the Equity Income Fund.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in Classic Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Equity Fund..............................................   $57        $83       $112        $191
Regional Equity Fund.....................................   $58        $84       $113        $195
Balanced Fund............................................   $58        $84       $113        $194
Capital Growth Fund......................................   $58        $85        N/A         N/A
Small Cap Fund...........................................   $62        $97        N/A         N/A
Equity Income Fund.......................................   $58        $85        N/A         N/A
Enhanced Market Fund.....................................   $54        $74        N/A         N/A
Select Equity Fund.......................................   $58        $84        N/A         N/A

------------

  You would pay the following expenses on a $1,000 investment in Class B Shares, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and
(2) 5% annual return.

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
Equity Fund
  Assuming a complete redemption at end of period........   $71       $ 93       $129        $216
  Assuming no redemption.................................   $21       $ 63       $109        $216
Regional Equity Fund
  Assuming a complete redemption at end of period........   $71       $ 94       $130        $218
  Assuming no redemption.................................   $21       $ 64       $110        $218
Balanced Fund
  Assuming a complete redemption at end of period........   $71       $ 94       $130        $217
  Assuming no redemption.................................   $21       $ 64       $110        $217
Capital Growth Fund
  Assuming a complete redemption at end of period........   $71       $ 95        N/A         N/A
  Assuming no redemption.................................   $21       $ 65        N/A         N/A
Small Cap Fund
  Assuming a complete redemption at end of period........   $75       $107        N/A         N/A
  Assuming no redemption.................................   $25       $ 77        N/A         N/A
Equity Income Fund
  Assuming a complete redemption at end of period........   $71       $ 95        N/A         N/A
  Assuming no redemption.................................   $21       $ 65        N/A         N/A
Select Equity Fund
  Assuming a complete redemption at end of period........   $73       $102        N/A         N/A
  Assuming no redemption.................................   $23       $ 72        N/A         N/A
Enhanced Market Fund
  Assuming a complete redemption at end of period........   $70       $ 91        N/A         N/A
  Assuming no redemption.................................   $20       $ 61        N/A         N/A

  The purpose of the tables above is to assist a potential investor in understanding the various costs and expenses that an investor in the Classic Shares or Class B Shares of each Capital Appreciation Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses. THE FOREGOING EXAMPLES SHOULD NOT BE CONSID-

ERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.

  The information set forth in the foregoing tables and examples relates only to Classic Shares and Class B Shares. The Trust also offers Premier Shares of each Capital Appreciation Fund which are subject to the same expenses except that there are no sales charges nor distribution or shareholder servicing expenses charged to Premier Shares. (See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" -- "Investment Advisor" and "Distributor.")

                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information concerning the investment results for each of the Funds (with the exception of the Capital Growth Fund, the Small Cap Fund, the Select Equity Fund and the Enhanced Market
Fund) for the period from commencement of operations to July 31, 1997. The information from the commencement of operations to July 31, 1997 is a part of the financial statements audited by Coopers & Lybrand L.L.P., independent accountants for the Trust, whose report on the Trust's financial statements for the year ended July 31, 1997 appears in the Statement of Additional Information. The Capital Growth Fund, the Small Cap Fund, the Enhanced Market Fund and the Select Equity Fund had not commenced operations as of July 31, 1997. Unaudited financial information is also included for the Capital Appreciation Funds (except the Small Cap Fund, Enhanced Market Fund and the Select Equity Fund) for the six month period ended January 31, 1998. Further financial data is incorporated by reference into the Statement of Additional Information.

                                                            EQUITY FUND
                          -------------------------------------------------------------------------------
                              SIX MONTHS ENDED
                              JANUARY 31, 1998
                          ------------------------
                                (UNAUDITED)                          YEAR ENDED JULY 31,
                          ------------------------   ----------------------------------------------------
                          CLASSIC(A)   B SHARES(A)     1997       1996       1995       1994       1993
                          ----------   -----------   --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 23.35       $ 23.16     $  17.62   $  16.75   $  14.82   $  14.38   $  13.40
                           -------       -------     --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES
 Net investment income...     0.06          0.04         0.30       0.33       0.33       0.28       0.28
 Net realized and
   unrealized gains
   (losses) from
   investments...........     0.55          0.71         6.77       1.48       2.39       0.83       1.48
                           -------       -------     --------   --------   --------   --------   --------
 Total from Investment
   Activities............     0.61          0.75         7.07       1.81       2.72       1.11       1.76
                           -------       -------     --------   --------   --------   --------   --------
DISTRIBUTIONS
 Net investment income...    (0.10)        (0.06)       (0.30)     (0.33)     (0.32)     (0.28)     (0.29)
 Net realized gains from
   investment
   transactions..........    (1.25)        (1.25)       (1.04)     (0.61)     (0.47)     (0.39)     (0.49)
                           -------       -------     --------   --------   --------   --------   --------
 Total Distributions.....    (1.35)        (1.31)       (1.34)     (0.94)     (0.79)     (0.67)     (0.78)
                           -------       -------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD..................  $ 22.61       $ 22.60     $  23.35   $  17.62   $  16.75   $  14.82   $  14.38
                           =======       =======     ========   ========   ========   ========   ========
Total Return (excludes
 sales charge)...........     2.65%(c)      2.42%(c)    42.35%     11.09%     19.27%      7.90%     13.81%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
   period (000)..........  $61,808       $ 2,602     $974,985   $374,622   $275,757   $205,611   $153,074
 Ratio of expenses to
   average net assets....     1.16%(b)      2.07%(b)     1.06%      1.02%      1.03%      0.94%      0.95%
 Ratio of net investment
   income to average net
   assets................     0.82%(b)      0.07%(b)     1.52%      1.86%      2.17%      1.93%      2.08%
 Ratio of expenses to
   average net assets*...     1.16%(b)      2.07%(b)     1.10%      1.11%      1.11%      1.11%      1.13%
 Ratio of net investment
   income to average net
   assets*...............     0.82%(b)      0.07%(b)     1.48%      1.77%      2.09%      1.76%      1.90%
PORTFOLIO TURNOVER (D)...     6.25%         6.25%       24.47%     19.11%     19.46%     11.37%     15.12%
 Average commission rate
   paid (e)..............  $0.0700       $0.0700     $ 0.0657   $ 0.0700         --         --         --

                                          EQUITY FUND
                           ------------------------------------------

                                                          DECEMBER 1,
                               YEAR ENDED JULY 31,          1988 TO
                           ----------------------------    JULY 31,
                             1992      1991      1990       1989(F)
                           --------   -------   -------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  12.57   $ 11.99   $ 12.18     $10.00
                           --------   -------   -------     ------
INVESTMENT ACTIVITIES
 Net investment income...      0.32      0.36      0.37       0.22
 Net realized and
   unrealized gains
   (losses) from
   investments...........      1.20      0.61     (0.17)      2.16
                           --------   -------   -------     ------
 Total from Investment
   Activities............      1.52      0.97      0.20       2.38
                           --------   -------   -------     ------
DISTRIBUTIONS
 Net investment income...     (0.33)    (0.37)    (0.35)     (0.20)
 Net realized gains from
   investment
   transactions..........     (0.36)    (0.02)    (0.04)        --
                           --------   -------   -------     ------
 Total Distributions.....     (0.69)    (0.39)    (0.39)     (0.20)
                           --------   -------   -------     ------
NET ASSET VALUE, END OF
 PERIOD..................  $  13.40   $ 12.57   $ 11.99     $12.18
                           ========   =======   =======     ======
Total Return (excludes
 sales charge)...........     12.94%     8.46%     1.66%     24.06%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
   period (000)..........  $107,934   $32,406   $14,383     $5,476
 Ratio of expenses to
   average net assets....      1.01%     1.15%     1.11%      1.16%(b)
 Ratio of net investment
   income to average net
   assets................      2.50%     3.16%     3.16%      2.91%(b)
 Ratio of expenses to
   average net assets*...      1.15%     1.26%     1.41%      2.34%(b)
 Ratio of net investment
   income to average net
   assets*...............      2.36%     3.04%     2.86%      1.73%(b)
PORTFOLIO TURNOVER (D)...    113.12%    15.78%    14.89%      4.03%
 Average commission rate
   paid (e)..............        --        --        --         --

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, exchanged their shares for either the Fund's Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares. The Class B Shares also became effective on September 2, 1997.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

(f) Period from commencement of operations.

                                                       REGIONAL EQUITY FUND
                          -------------------------------------------------------------------------------
                              SIX MONTHS ENDED
                              JANUARY 31, 1998
                          ------------------------
                                (UNAUDITED)                          YEAR ENDED JULY 31,
                          ------------------------   ----------------------------------------------------
                          CLASSIC(A)   B SHARES(A)     1997       1996       1995       1994       1993
                          ----------   -----------   --------   --------   --------   --------   --------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 28.23       $ 28.50     $  20.95   $  18.94   $  16.68   $  16.74   $  14.86
                           -------       -------     --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES
 Net investment income
   (loss)................     0.04         (0.01)        0.24       0.26       0.23       0.23       0.19
 Net realized and
   unrealized gains
   (losses) from
   investments...........     0.27         (0.03)        7.77       2.20       2.26       0.58       2.09
                           -------       -------     --------   --------   --------   --------   --------
 Total from Investment
   Activities............     0.31         (0.04)        8.01       2.46       2.49       0.81       2.28
                           -------       -------     --------   --------   --------   --------   --------
DISTRIBUTIONS
 Net investment income...    (0.05)        (0.02)       (0.24)     (0.26)     (0.23)     (0.23)     (0.20)
 Net realized gains from
   investment
   transactions..........    (0.93)        (0.93)       (0.49)     (0.19)        --      (0.41)     (0.20)
 In excess of net
   realized gains........       --            --           --         --         --      (0.23)        --
                           -------       -------     --------   --------   --------   --------   --------
 Total Distributions.....    (0.98)        (0.95)       (0.73)     (0.45)     (0.23)     (0.87)     (0.40)
                           -------       -------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD..................  $ 27.56       $ 27.51     $  28.23   $  20.95   $  18.94   $  16.68   $  16.74
                           =======       =======     ========   ========   ========   ========   ========
Total Return (excludes
 sales charge)...........     0.96%(c)      0.68%(c)    39.02%     13.10%     15.10%      4.87%     15.53%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
   period (000)..........  $47,966       $ 1,047     $149,838   $ 93,584   $ 68,501   $ 54,744   $ 41,347
 Ratio of expenses to
   average net assets....     1.25%(b)      2.08%(b)     1.06%      1.05%     1.07%      0.79%      0.80%
 Ratio of net investment
   income to average net
   assets................     0.22%(b)     (0.43)%(b)     0.99%     1.30%     1.35%      1.36%      1.17%
 Ratio of expenses to
   average net assets*...     1.25%(b)      2.08%(b)     1.10%      1.13%     1.15%      1.24%      1.28%
 Ratio of net investment
   income to average net
   assets*...............     0.22%(b)     (0.43)%(b)    0.95%      1.22%      1.27%      0.90%      0.69%
PORTFOLIO TURNOVER (D)...     3.48%         3.48%       10.30%      8.22%     14.25%      5.83%     10.22%
 Average commission rate
   paid (e)..............  $  0.0621       $0.0621     $ 0.0760   $ 0.0827         --         --         --

                                      REGIONAL EQUITY FUND
                           ------------------------------------------

                                                          DECEMBER 1,
                               YEAR ENDED JULY 31,          1988 TO
                           ----------------------------    JULY 31,
                             1992      1991      1990       1989(F)
                           --------   -------   -------   -----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  13.44   $ 12.45   $ 11.64     $10.00
                           --------   -------   -------     ------
INVESTMENT ACTIVITIES
 Net investment income
   (loss)................      0.23      0.26      0.23       0.14
 Net realized and
   unrealized gains
   (losses) from
   investments...........      2.34      1.20      0.84       1.64
                           --------   -------   -------     ------
 Total from Investment
   Activities............      2.57      1.46      1.07       1.78
                           --------   -------   -------     ------
DISTRIBUTIONS
 Net investment income...     (0.23)    (0.26)    (0.22)     (0.14)
 Net realized gains from
   investment
   transactions..........     (0.92)    (0.21)    (0.04)        --
 In excess of net
   realized gains........        --        --        --         --
                           --------   -------   -------     ------
 Total Distributions.....     (1.15)    (0.47)    (0.26)     (0.14)
                           --------   -------   -------     ------
NET ASSET VALUE, END OF
 PERIOD..................  $  14.86   $ 13.44   $ 12.45     $11.64
                           ========   =======   =======     ======
Total Return (excludes
 sales charge)...........     20.66%    12.52%     9.41%     17.79%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
   period (000)..........  $ 15,707   $ 7,853   $ 3,161     $2,523
 Ratio of expenses to
   average net assets....      0.91%     0.79%     1.22%      1.41%(b)
 Ratio of net investment
   income to average net
   assets................      1.61%     2.21%     1.92%      1.98%(b)
 Ratio of expenses to
   average net assets*...      1.36%     1.58%     2.32%      2.65%(b)
 Ratio of net investment
   income to average net
   assets*...............      1.16%     1.42%     0.82%      0.74%(b)
PORTFOLIO TURNOVER (D)...     24.99%    14.41%    14.00%      1.13%
 Average commission rate
   paid (e)..............        --        --        --         --

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, exchanged their shares for either the Fund's Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares. The Class B Shares also became effective on September 2, 1997.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

(f) Period from commencement of operations.

                                                                        BALANCED FUND
                            -----------------------------------------------------------------------------------------------------
                                SIX MONTHS ENDED
                                JANUARY 31, 1998
                            -------------------------                                                                DECEMBER 19,
                                   (UNAUDITED)                             YEAR ENDED JULY 31,                         1991 TO
                            -------------------------    --------------------------------------------------------      JULY 31,
                            CLASSIC(A)    B SHARES(A)      1997        1996        1995        1994        1993        1992(F)
                            ----------    -----------    --------    --------    --------    --------    --------    ------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................   $  15.21      $  15.03      $  13.03    $  12.76    $  11.81    $  11.86    $  11.12     $   10.00
                             --------      --------      --------    --------    --------    --------    --------     ---------
INVESTMENT ACTIVITIES
 Net investment income....       0.18          0.16          0.48        0.47        0.47        0.42        0.44          0.27
 Net realized and
   unrealized gains from
   investments............       0.36          0.51          2.78        0.58        1.24        0.18        0.80          1.09
                             --------      --------      --------    --------    --------    --------    --------     ---------
 Total from Investment
   Activities.............       0.54          0.67          3.26        1.05        1.71        0.60        1.24          1.36
                             --------      --------      --------    --------    --------    --------    --------     ---------
DISTRIBUTIONS
 Net investment income....      (0.21)        (0.18)        (0.50)      (0.47)      (0.46)      (0.42)      (0.45)        (0.24)
 Net realized gains from
   investment
   transactions...........      (0.97)        (0.97)        (0.58)      (0.31)      (0.30)      (0.23)      (0.05)           --
                             --------      --------      --------    --------    --------    --------    --------     ---------
 Total Distributions......      (1.18)        (1.15)        (1.08)      (0.78)      (0.76)      (0.65)      (0.50)        (0.24)
                             --------      --------      --------    --------    --------    --------    --------     ---------
NET ASSET VALUE, END OF
 PERIOD...................   $  14.57      $  14.55      $  15.21    $  13.03    $  12.76    $  11.81    $  11.86     $   11.12
                             ========      ========      ========    ========    ========    ========    ========     =========
Total Return (excludes
 sales charge)............       3.72%(c)      3.37%(c)     26.42%       8.37%      15.27%       5.13%      11.47%        13.71%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
   period (000)...........   $ 49,167      $  1,614      $372,769    $338,425    $295,509    $236,306    $179,134     $ 143,813
 Ratio of expenses to
   average net assets.....       1.20%(b)      2.08%(b)      1.05%       0.98%       0.94%       0.84%       0.84%         0.83%(b)
 Ratio of net investment
   income to average net
   assets.................       2.87%(b)      1.98%(b)      3.49%       3.61%       3.91%       3.56%       3.90%         4.45%(b)
 Ratio of expenses to
   average net assets*....       1.20%(b)      2.08%(b)      1.10%       1.11%       1.12%       1.11%       1.12%         1.17%(b)
 Ratio of net investment
   income to average net
   assets*................       2.87%(b)      1.98%(b)      3.44%       3.48%       3.73%       3.28%       3.62%         4.10%(b)
PORTFOLIO TURNOVER (D)....       9.90%         9.90%        25.00%      20.47%      16.97%      14.43%      11.09%        23.18%
 Average commission rate
   paid (e)...............   $ 0.0750      $ 0.0750      $ 0.0734    $ 0.0773          --          --          --            --

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, exchanged their shares for either the Fund's Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares. The Class B Shares also became effective on September 2, 1997.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued. Disclosure is not required for periods ending prior to September 1, 1996.

(f) Period from commencement of operations.

                                                                 EQUITY INCOME FUND
                                                    ---------------------------------------------
                                                        SIX MONTHS ENDED
                                                        JANUARY 31, 1998
                                                           (UNAUDITED)            MARCH 20, 1997
                                                    -------------------------           TO
                                                    CLASSIC(A)    B SHARES(A)    JULY 31, 1997(F)
                                                    ----------    -----------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 11.72        $ 11.61          $ 10.00
INVESTMENT ACTIVITIES
  Net investment income (loss)....................      0.13           0.09             0.07
  Net realized and unrealized gains from
     investments..................................      0.20           0.30             1.71
                                                     -------        -------          -------
  Total from Investment Activities................      0.33           0.39             1.78
                                                     =======        =======          =======
DISTRIBUTIONS
  Net investment income...........................     (0.13)         (0.10)           (0.06)
  Net realized gains from investment
     transactions.................................     (0.41)         (0.41)              --
                                                     =======        =======          =======
  Total Distributions.............................     (0.54)         (0.51)           (0.06)
                                                     -------        -------          -------
NET ASSET VALUE, END OF PERIOD....................   $ 11.51        $ 11.49          $ 11.72
                                                     =======        =======          =======
Total Return (excludes sales charge)..............      2.89%(c)       2.50%(c)        17.81%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000)...............   $23,593        $ 2,973          $22,273
  Ratio of expenses to average net assets.........      1.42%(b)       2.18%(b)         1.30%(b)
  Ratio of net investment income to average net
     assets.......................................      2.21%(b)       1.65%(b)         2.13%(b)
  Ratio of expenses to average net assets*........      1.42%(b)       2.18%(b)         1.51%(b)
  Ratio of net investment income to average net
     assets*......................................      2.21%(b)       1.65%(b)         1.92%(b)
PORTFOLIO TURNOVER(D).............................     51.52%         51.52%           27.38%
  Average commission rate paid(e).................   $0.0599        $0.0599          $0.0600

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, exchanged their shares for either the Fund's Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares. The Class B Shares also became effective on September 2, 1997.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

(f) Period from commencement of operations.

                                                                  CAPITAL GROWTH FUND
                                                              ----------------------------
                                                                   AUGUST 4, 1997 TO
                                                                  JANUARY 31, 1998(F)
                                                                      (UNAUDITED)
                                                              ----------------------------
                                                              CLASSIC(A)       B SHARES(A)
                                                              ----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $  10.00         $   9.82
INVESTMENT ACTIVITIES
  Net investment income (loss)..............................      (0.02)           (0.03)
  Net realized and unrealized gains from investments........       0.16             0.32
                                                               --------         --------
  Total from Investment Activities..........................       0.14             0.29
                                                               ========         ========
DISTRIBUTIONS
  Net investment income.....................................         --               --
  Net realized gains from investment transactions...........         --               --
                                                               --------         --------
  Total Distributions.......................................         --               --
                                                               --------         --------
NET ASSET VALUE, END OF PERIOD..............................   $  10.14         $  10.11
                                                               ========         ========
Total Return (excludes sales charge)........................       6.18%(c)         5.86%(c)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period (000).........................   $  4,838         $  1,298
  Ratio of expenses to average net assets...................       1.75%(b)         2.19%(b)
  Ratio of net investment income to average net assets......      (0.69)%(b)       (1.19)%(b)
  Ratio of expenses to average net assets*..................       1.89%(b)         2.33%(b)
  Ratio of net investment income to average net assets*.....      (0.83)%(b)       (1.33)%(b)
PORTFOLIO TURNOVER (D)......................................      39.84%           39.84%
  Average commission rate paid (e)..........................   $ 0.0411         $ 0.0411

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Effective September 2, 1997, the Fund's existing shares, which were previously unclassified, exchanged their Shares for either the Fund's Classic Shares or Premier Shares. For reporting purposes, past performance numbers (prior to September 2, 1997) are being reflected as Classic Shares. The Class B Shares also became effective on September 2, 1997.

(b) Annualized.

(c) Not annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

(f) Period from commencement of operations.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of a Capital Appreciation Fund may not be changed without a majority of the outstanding shares of that Fund (as defined in "GENERAL INFORMATION -- Miscellaneous"). There can be no assurance that the investment objectives of any of the Capital Appreciation Funds will be achieved.

  The equity securities in which the Capital Appreciation Funds may invest may be subject to wider fluctuations in value than some other forms of investment. Depending upon the performance of a Capital Appreciation Fund's investments, the net asset value per Share of such Fund may decrease instead of increase.

  Each Capital Appreciation Fund may provide current income. The Balanced Fund and the Equity Income Fund are expected to produce a higher level of current income than the other Capital Appreciation Funds.

  Most companies in which the Capital Appreciation Funds will invest will be listed on national securities exchanges. Stocks held by the Small Cap Fund will frequently be traded over the counter.

  THE EQUITY FUND The investment objective of the Equity Fund is to seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. The production of current income is an incidental objective of the Equity Fund.

  The Equity Fund will normally invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Advisor to be undervalued. Under normal market conditions, the Equity Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Fund may also write covered call options. See "Options."

  With respect to the Equity Fund, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Fund. In the selection of the investments for the Fund, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by the Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of the Fund, in which case invested capital of the Fund in an individual security or group of securities may not appreciate for an extended period.

  THE REGIONAL EQUITY FUND The investment objective of the Regional Equity Fund is to seek capital growth by investing primarily in a diversified portfolio of common stock and securities convertible into common stock, such as convertible bonds and convertible preferred stock. The production of current income is an incidental objective of the Regional Equity Fund.

  The Regional Equity Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks believed by the Advisor to be undervalued of companies headquartered in the Southern Region of the United States which includes Alabama, Florida, Georgia, Louisiana, Mississippi, North Carolina,

South Carolina, Tennessee and Virginia. Under normal market conditions, the Regional Equity Fund may also invest up to 35% of the value of its total assets in common stocks and securities convertible into common stock of companies headquartered outside the Southern Region, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Regional Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Regional Equity Fund may also write covered call options. See "Options."

  With respect to the Regional Equity Fund, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Fund. In the selection of the investments for the Regional Equity Fund, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by the Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of the Fund, in which case invested capital of the Fund in an individual security or group of securities may not appreciate for an extended period.

  There can be no assurance that the economy of the Southern Region or the companies headquartered in the Southern Region will grow in the future or that a company headquartered in the Southern Region whose assets, revenues or employees are located substantially outside of the Southern Region will share in any economic growth of the Southern Region. Additionally, any localized negative economic factors or possible physical disasters in the Southern Region area could have a much greater impact on the Regional Equity Fund's assets than on similar funds whose investments are geographically more diverse.

  THE BALANCED FUND The investment objective of the Balanced Fund is to seek to obtain long-term capital growth and produce a reasonable amount of current income through a moderately aggressive investment strategy. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

  The Balanced Fund will normally invest in equity securities consisting of common stocks but may also invest in other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and believed by the Advisor to be undervalued. The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The average dollar-weighted portfolio maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions. The Balanced Fund's debt securities will consist of high grade securities, which are those securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") at the time of purchase, or if not rated, found by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality. (For a further description of these bond ratings, see the Appendix to the Trust's Statement of Additional Information.) In the event that the rating of any debt securities held by the Balanced Fund falls below the third highest by an NRSRO the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of the Advisor, such investment is considered appropriate under the circumstances. The Balanced Fund may also write covered call options. See "Options."

  It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income securities. For this purpose, fixed-income securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

  The portion of the Balanced Fund's assets invested in equity and debt securities will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon additional factors such as timing and mix and the ability of the Advisor to judge and react to changing market conditions.

  With respect to the Balanced Fund, the Advisor will use a variety of economic projections, technical analysis, and earnings projections in formulating individual stock purchase and sale decisions. The Advisor will select investments that it believes have basic investment value which will eventually be recognized by other investors, thus increasing their value to the Fund. In the selection of the investments for the Balanced Fund, the Advisor may therefore be making investment decisions which could be contrary to the present expectations of other professional investors. These decisions may involve greater risks compared to other mutual funds, of either (a) more accurate assessment by other investors, in which case losses may be incurred by the Fund, or (b) long delay in investor recognition of the accuracy of the investment decisions of the Fund, in which case invested capital of the Fund in an individual security or group of securities may not appreciate for an extended period.

  THE CAPITAL GROWTH FUND The investment objective of the Capital Growth Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund seeks to achieve growth of income over the long term.

  The Capital Growth Fund will normally invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks, believed by the Sub-Advisor to have attractive potential for growth. Under normal market conditions, the Capital Growth Fund may also invest up to 35% of the value of their total assets in preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Capital Growth Fund may increase its holdings in short-term obligations to over 35% of their total assets and may also hold uninvested cash pending investment. The Capital Growth Fund may also write covered call options. See "Options."

  In managing the Capital Growth Fund, the Sub-Advisor will seek securities with potential to produce above-average earnings growth. Issuers include companies with a history of above-average growth or companies that are expected to enter periods of above-average growth or are positioned in emerging growth industries. Should the expected growth potential of such companies fail to be realized, a loss may be incurred.

  THE SMALL CAP FUND The investment objective of the Small Cap Fund is to seek capital appreciation by investing primarily in a diversified portfolio of securities consisting of common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. Any current income generated from these securities is incidental to the investment objective of the Fund.

  Under normal market conditions, the Small Cap Fund will normally invest at least 80% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are equivalent to the capitalization of the companies in the Russell 2000 Growth Index at the time of purchase. As of the date of this Prospectus, such smaller companies will have a market capitalization between $50 million and $2 billion at the time of purchase. Under normal market conditions, the Small Cap Fund may invest up to 20% of the value of its total assets in common stocks and securities convertible into common stocks of companies with a market capitalization of greater than $2 billion determined at the time the security is purchased, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Small Cap Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. The Small Cap Fund may also write covered call options. See "Options."

  While small capital company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small capital company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid-to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements. Any current income produced by a security is not a primary factor in the selection of investments.

  In managing the Small Cap Fund, the Sub-Advisor seeks smaller companies with above-average growth potential. Factors the Sub-Advisor typically considers in selecting securities include positive changes in earnings estimates for future growth, higher than market average profitability, a strategic position in a specialized market and fundamental value.

  THE EQUITY INCOME FUND The investment objective of the Equity Income Fund is to seek above average income and capital appreciation by investing primarily in a diversified portfolio of common stocks, preferred stocks, and securities that are convertible into common stocks, such as convertible bonds and convertible preferred stock.

  The Equity Income Fund will normally invest at least 65% of the value of its total assets in income-producing equity securities such as common stocks, preferred stocks, and securities convertible into common stocks, such as convertible bonds and convertible preferred stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Sub-Advisor's assessment of market and economic conditions and outlook. Under normal market conditions, the Equity Income Fund may also invest up to 35% of the value of its total assets in corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Equity Income Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. The Equity

Income Fund may also write covered call options. See "Options."

  The Equity Income Fund's stock selection emphasizes those common stocks in each sector that have good value, attractive yield, and dividend growth potential. The Fund will utilize convertible securities because such securities typically offer higher yields and good potential for capital appreciation.

  The Sub-Advisor will seek to invest in equity securities which are believed to represent investment value. Factors which the Sub-Advisor may consider in selecting equity securities include industry and company fundamentals, historical price relationships, and/or underlying asset value.

  THE SELECT EQUITY FUND The investment objective of the Select Equity Fund is to seek long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stocks. The Fund is non-diversified.

  Under normal market conditions, the Select Equity Fund will normally invest at least 65% of its total assets in common stocks and securities convertible into common stocks such as convertible bonds and convertible preferred stock of companies with market capitalizations that are greater than $2 billion at the time of purchase. Under normal market conditions, the Select Equity Fund may invest up to 35% of the value of its total assets in common stocks and securities convertible into common stocks of companies with market capitalizations less than $2 billion, preferred stocks, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Select Equity Fund may increase its holdings in short-term obligations to over 35% of its total assets and may also hold uninvested cash pending investment. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market. See "Options" and "Futures."

  The Select Equity Fund seeks to obtain its investment objective by investing primarily in companies that possess a dominant market share and have a barrier, such as a patent or well-known brand name, that shields its market share and profits from competitors. These companies typically have long records of stable earnings growth. The Sub-Advisor continuously monitors a universe of companies that possess a dominant market share to look for opportunities to purchase such stocks at reasonable prices.

  In managing the investment portfolio for the Select Equity Fund, the Sub-Advisor may focus on a relatively limited number of stocks (i.e., generally 25 or less). The Sub-Advisor believes that this investment strategy has the potential for higher total returns than an investment strategy calling for investment in a larger number of securities. However, the use of this focused investment strategy may increase the volatility of the Fund's investment performance. If the securities in which the Fund invests perform poorly, this Fund could incur greater losses than it would have had it been invested in a greater number of securities.

  ENHANCED MARKET FUND The investment objective of the Enhanced Market Fund is to seek to produce long-term growth of capital by investing primarily in a diversified portfolio of common stock and securities convertible into common stocks such as convertible bonds and convertible preferred stock.

  Under normal market conditions, the Enhanced Market Fund will invest at least 80% of its total assets in equity securities drawn from the S&P 500 Index. Under normal market conditions, the Enhanced Market Fund may invest up to 20% of the value of its total assets in equity securities not held in the S&P 500, corporate bonds, notes, and warrants, and obligations with maturities of 12 months or less such as commercial paper (including varia-ble amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, money market mutual funds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. If deemed appropriate for temporary defensive purposes, the Enhanced Market Fund may increase its holdings in short-term obligations to over 20% of its total assets and may also hold uninvested cash pending investment. Stock futures and option contracts, stock index futures and index option contracts may be used to hedge cash and maintain exposure to the U.S. equity market. See "Options" and "Futures."

  The Fund seeks to obtain its investment objective by investing primarily in a broadly diversified portfolio of S&P 500 stocks that are determined, through the use of a quantitative investment approach emphasizing technical factors, to be undervalued compared to others in their market sector. The Fund seeks to maintain risk characteristics similar to that of the S&P 500.

  The Sub-Advisor's stock selection process utilizes computer-aided quantitative analysis. The Sub-Advisor's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to stocks within the S&P 500, the Sub-Advisor hopes to generate more capital growth than that of the S&P 500. The Sub-Advisor's emphasis on technical analyses can result in significant shifts in portfolio holdings at different times. However, stringent risk controls at the style, industry and individual stock levels help ensure the Fund maintains risk characteristics similar to those of the S&P 500.

FOREIGN INVESTMENTS

  Each of the Capital Appreciation Funds may invest in foreign securities through the purchase of American Depository Receipts or the purchase of securities on the Toronto Stock Exchange, but will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% (20% for the Balanced Fund) of the value of the total assets of such Fund. Each of the Capital Appreciation Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. Investment in foreign securities is subject to special risks, such as future adverse political and economic developments, possible seizure, currency blockage, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and the risk that custodian and brokerage costs may be higher.

CONVERTIBLE SECURITIES

  Each of the Capital Appreciation Funds may invest in convertible securities. Convertible securities are fixed-income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Each Capital Appreciation Fund other than the Balanced Fund may invest in convertible securities rated "BBB" or higher by an NRSRO at the time of investment, or if unrated, of comparable quality. The Equity Income Fund may invest in convertible securities rated "BB" or lower by an NRSRO at the time of investment, or if unrated, of comparable quality. The Balanced Fund may invest in convertible securities rated "A" or higher by an NRSRO or, if unrated, of comparable quality. If a convertible security falls below these minimum ratings after a Fund has purchased it, a

Fund is not required to drop the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives.

  Securities which are rated "BB" or lower by Standard & Poor's or "Ba' or lower by Moody's either have speculative characteristics or are speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. A description of the rating categories is contained in the Appendix to the Statement of Additional Information. There is no lower limit with respect to rating categories for convertible securities in which the Equity Income Fund may invest.

  Corporate debt obligations that are not determined to be investment-grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment-grade securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions or the issuer's credit quality. Because investments in lower rated securities involve greater investment risk, achievement of the Equity Income Fund's investment objective may be more dependent on the Sub-Advisor's credit analysis than would be the case if the Fund were investing in higher rated securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in high yield prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield securities may be less liquid than the market for higher grade securities. The market prices of debt securities also generally fluctuate with changes in interest rates so that the Fund's net asset value can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. In addition, lower rated securities may be more difficult to dispose of or to value than high-rated, lower-yielding securities. The Sub-Advisor attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

  Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

  The Capital Appreciation Funds will exchange or convert the convertible securities held in portfolio into shares of the underlying common stock in instances in which, in the opinion of the Advisor or Sub-Advisor, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objectives. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor or Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital apprecia-tion. In evaluating these matters with respect to a particular convertible security, the Advisor or Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

  As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

WHEN-ISSUED SECURITIES

  Each of the Capital Appreciation Funds may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield, and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Capital Appreciation Funds will generally not pay for such securities or start earning interest on them until they are received. When a Capital Appreciation Fund agrees to purchase securities on a "when-issued" basis, the Trust's custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each of the Capital Appreciation Funds expects that commitments to purchase "when-issued" securities will not exceed 25% of the value of its total assets under normal market conditions, and that a commitment to purchase "when-issued" securities will not exceed 60 days. In the event its commitment to purchase "when-issued" securities ever exceeded 25% of the value of its total assets, a Capital Appreciation Fund's liquidity and the Advisor's or Sub-Advisor's ability to manage it might be adversely affected. The Capital Appreciation Funds do not intend to purchase "when-issued" securities for speculative purposes, but only for the purpose of acquiring portfolio securities.

OPTIONS

  Each of the Capital Appreciation Funds may engage in writing call options from time to time as the Advisor or Sub-Advisor deems to be appropriate. Options are written solely as covered call options (options on securities owned by the Fund). Such options must be issued by the Options Clearing Corporation and may or may not be listed on a national securities exchange. In order to close out an option position, a Capital Appreciation Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written on any particular securities. When the portfolio security is sold, the Capital Appreciation Fund effects a closing purchase transaction so as to close out any existing call option on that security. If the Capital Appreciation Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Capital Appreciation Fund delivers the underlying security upon exercise. When writing a covered call option, a Capital Appreciation Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

  The Balanced Fund, the Enhanced Market Fund and the Select Equity Fund may purchase put options from time to time as the Advisor or Sub-Advisor deems to be appropriate. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired by the Funds to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). Each Fund intends to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's or Sub-Advisor's opinion, present minimal credit risks.

FUTURES CONTRACTS

  To the extent consistent with its investment objective, the Select Equity Fund and the Enhanced Market Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment, to maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

  The Select Equity Fund and the Enhanced Market Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

  The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

  A Fund's ability to engage in options and futures transactions and to sell related securities may be limited by tax considerations.

REPURCHASE AGREEMENTS

  Securities held by the Capital Appreciation Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Capital Appreciation Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Capital Appreciation Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Capital Appreciation Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Capital Appreciation Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

  Each of the Capital Appreciation Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, a Capital Appreciation Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Capital Appreciation Fund may decline below the price at which the Fund is obligated to repurchase the securities.

REAL ESTATE INVESTMENT TRUSTS

  The Capital Growth Fund, Small Cap Fund, Equity Income Fund, and Enhanced Market Fund may invest in real estate investment trusts. Real estate investment trusts are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate may also be affected by tax and regulatory requirements, such as those relating to the environment.

OTHER INVESTMENT PRACTICES

  Each Capital Appreciation Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund including Shares of the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund (the "AmSouth Money Market Funds"), provided that no more than 10% of a Capital Appreciation Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. In order to avoid the imposition of additional fees as a result of investments by the Capital Appreciation Funds in the AmSouth Money Market Funds, the Advisor and the Administrator will reduce that portion of their usual service fees from each Capital Appreciation Fund by an amount equal to their service fees from the AmSouth Money Market Funds that are attributable to those Capital Appreciation Fund investments. The Advisor and the Administrator will promptly forward such fees to the Capital Appreciation Funds. Each Capital Appreciation Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions regarding the Capital Appreciation Funds' investments in the securities of an unaffiliated money market fund and/or the AmSouth Prime Obligations Fund and the AmSouth U.S. Treasury Fund are contained in the Statement of Additional Information.

  In order to generate additional income, each Capital Appreciation Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which are not affiliated directly or indirectly with the Trust. While the lending of securities may subject a Capital Appreciation Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Capital Appreciation

Fund will receive 100% collateral in the form of cash or other liquid securities. This collateral will be valued daily by the Advisor or Sub-Advisor and should the market value of the loaned securities increase, the borrower will furnish additional collateral to the Capital Appreciation Fund. During the time portfolio securities are on loan, the borrower pays the Capital Appreciation Fund any dividends or interest paid on such securities. Loans are subject to termination by the Capital Appreciation Funds or the borrower at any time. While the Capital Appreciation Funds do not have the right to vote securities on loan, the Capital Appreciation Funds intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Capital Appreciation Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor or Sub-Advisor has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

  Each Capital Appreciation Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Capital Appreciation Fund in order to take advantage of what the Advisor or Sub-Advisor believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of a Capital Appreciation Fund and its transaction costs.

  Each Capital Appreciation Fund will not invest more than 15% of its net assets in time deposits with maturities in excess of seven days which are subject to penalties upon early withdrawal.

  The portfolio turnover of each Capital Appreciation Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs and higher levels of taxable realized gains to the Fund's shareholders.

  Portfolio turnover for the Capital Growth Fund, Small Cap Fund, Equity Income Fund and Enhanced Market Fund is not expected to exceed 200% in the coming year. Portfolio turnover for the Select Equity Fund is estimated not to exceed 50% in the coming year.

                            INVESTMENT RESTRICTIONS

  Each of the Capital Appreciation Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (see "GENERAL INFORMATION -- Miscellaneous" in this Prospectus).

  The Capital Appreciation Funds may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of such Capital Appreciation Fund's total assets would be invested in such issuer, or such Capital Appreciation Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of each Capital Appreciation Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This investment restriction does not apply to the Select Equity Fund.

  2. Purchase any securities which would cause 25% or more of the value of such Capital Appreciation Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

  3. Borrow money or issue senior securities, except that each Capital Appreciation Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing (33 1/3 with respect to the Select Equity
Fund); or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of such Capital Appreciation Fund's total assets at the time of its borrowing (33 1/3 with respect to the Select Equity
Fund). A Capital Appreciation Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

  4. Make loans, except that each Capital Appreciation Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

DIVERSIFICATION

  The Select Equity Fund is a non-diversified fund under the Investment Company Act of 1940. This means it may concentrate its investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter the Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

                              VALUATION OF SHARES

  The net asset value of each Capital Appreciation Fund is determined and its Shares are priced as of 4:00 p.m., Eastern Time (the "Valuation Time") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Capital Appreciation Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class. The net asset value per Share of each Capital Appreciation Fund will fluctuate as the value of its investment portfolio changes.

  The securities in each Capital Appreciation Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Trust believes accurately reflects fair value. For further information about valuation of investments in the Capital Appreciation Funds, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in each of the Capital Appreciation Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

  Each Capital Appreciation Fund has been divided into three classes of Shares, Premier Shares, Classic Shares and Class B Shares. The three classes of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Classic Shares bear the expense of the fee under the Trust's Shareholder Servicing Plan (the "Servicing Plan"), which will cause the Classic Shares to have a higher expense ratio and to pay lower dividends than those of the Premier Shares, (ii) Class B Shares bear the expense of the fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Class B Shares to have a higher expense ratio and to pay a lower dividend than those of the Classic Shares or Premier Shares, (iii) Classic Shares have certain exclusive voting rights with respect to the Servicing Plan and Class B Shares have certain exclusive voting rights with respect to the Distribution Plan, and (iv) Classic Shares are subject to a front-end sales charge and Class B Shares are subject to a contingent deferred sales charge. The following investors qualify to purchase Premier Shares: (i) investors for whom AmSouth acts in a fiduciary, advisory, custodial, agency or similar capacity through an account with its Trust Department; (ii) investors who purchase Shares of a Fund through a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares; and (iii) orders placed on behalf of other investment companies distributed by the Distributor and its affiliated companies. All other investors are eligible to purchase Classic Shares or Class B Shares only.

PURCHASES OF CLASSIC SHARES AND CLASS B SHARES

  Shares of the Capital Appreciation Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or financial institutions that provide certain administrative support services for their customers or account holders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by a Financial Institution and its Customer are invested by the Distributor in Shares of the Capital Appreciation Funds. These procedures may also include transactions whereby AmSouth as agent purchases Shares of the Capital Appreciation Funds in amounts that correspond to the market value of securities sold to the Capital Appreciation Funds by AmSouth as agent.

  Shares of the Trust sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institutions and reflected in the account statements provided by the Financial Institutions to Customers.

  Depending upon the terms of a particular Customer account, the Financial Institutions may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Capital Appreciation Funds. Information concerning these services and any charges can be obtained from the Financial Institutions. This Prospectus should be read in conjunction with any such information received from the Financial Institutions.

  Investors may also purchase Classic Shares and Class B Shares of a Capital Appreciation Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Trust, in care of AmSouth Mutual Funds, P.O. Box 182733, Columbus, Ohio 43218-2733. Subsequent purchases of Classic Shares or Class B Shares of a Capital Appreciation Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the above address.

  If an Account Registration Form has been previously received by the Distributor, investors may also purchase Classic Shares and Class B Shares either by telephone or by wiring funds to the Trust's custodian. Telephone orders may be placed by calling the Trust at (800) 451-8382. Payment for Shares ordered by telephone may be made by check and must be received by the Trust's custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Shares effected by wiring funds to the Trust's custodian, investors must call the Trust at (800) 451-8382 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Investors may also purchase Classic Shares and Class B Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Funds with the Trust's Automatic Investment Plan ("AIP"). The minimum investment amounts are $50 per transfer and the maximum amount with respect to any transfer is $100,000. After investors give the Trust proper authorization, their bank accounts, which must be with banks that are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Trust for every transaction, and a withdrawal will appear on their bank statements.

  To participate in AIP, investors must complete the appropriate sections of the Account Registration form or call for instructions. This form may be obtained by calling the Trust at (800) 451-8382. The amount investors specify will automatically be invested in Shares at the specified Fund's public offering price per Share next determined after the debit is made.

  To change the frequency or amount invested, written instructions must be received by the Trust at least seven Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Trust at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under "REDEMPTION BY MAIL" below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Fund Shares will be purchased).

  Investors should check with their banks to determine whether they are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Funds to investors for use of these services.

  Classic Shares and Class B Shares of each Capital Appreciation Fund are purchased at the public offering price per Share, which is the net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares plus the applicable sales charge at the time of purchase in the case of Classic Shares as described below. Purchases of Shares of a Capital Appreciation Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Fund. An order received prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

  In case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be calculated with reference to the net asset value as so determined, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Distributor prior to its close of business that same day (normally 4:00 p.m. Eastern Time). The broker-dealer is responsible for transmitting such orders by close of business. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer.

  The minimum investment is $1,000 for the initial purchase of Classic Shares and Class B Shares of a Capital Appreciation Fund by an investor. There is no minimum investment for subsequent purchases; however, as described above, the minimum subsequent investment when using AIP is $50 per transfer. The minimum initial investment amount may be waived if purchases are made in connection with Individual Retirement Accounts, Keogh plans or similar plans. For information on IRAs or Keoghs or similar plans, contact AmSouth at 800-451-8382.

  The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Classic Shares that may be purchased.

  The Trust reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign and third party checks.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Classic Shares and Class B Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Classic Shares or Class B Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASSIC SHARES

  The public offering price of a Classic Share of a Capital Appreciation Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as Distributor and may re-allow a portion of it as dealer discounts and brokerage commissions. However, BISYS, at its sole discretion, may pay certain dealers all or part of the portion of the sales charges it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                  SALES CHARGE AS                            DEALER
                                                  A PERCENTAGE OF    SALES CHARGE AS        ALLOWANCE
                                                    NET AMOUNT       A PERCENTAGE OF     AS A PERCENTAGE
               AMOUNT OF PURCHASE                    INVESTED        OFFERING PRICE     OF OFFERING PRICE
               ------------------                 ---------------    ---------------    -----------------
Less than $50,000...............................        4.71%              4.50%               4.05%
$50,000 but less than $100,000..................        4.17%              4.00%               3.60%
$100,000 but less than $250,000.................        3.09%              3.00%               2.70%
$250,000 but less than $500,000.................        2.04%              2.00%               1.80%
$500,000 but less than $1,000,000...............        1.01%              1.00%               0.90%
$1,000,000 or more..............................         -0-*               -0-*                -0-*

---------------

  * Classic Shares are offered at net asset value without an initial sales charge but are subject to a Contingent Deferred Sales Charge equal to 1% of the lesser of the value of the Shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such Shares in the event of a Share redemption within twelve months following the purchase of $1 million or more in Classic Shares. The Distributor will provide additional compensation in an amount up to 1.00% of the offering price of Classic Shares of the Funds for sales of $1 million to $5 million and 0.50% for sales over $5 million.

  From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

  The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or
(iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

  The following classes of investors may purchase Classic Shares of a Capital Appreciation Fund with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

  (1) Existing Shareholders of a Capital Appreciation Fund upon the reinvestment of dividend and capital gain distributions;

  (2) Officers, trustees, directors, employees and retired employees of the Trust, AmSouth Bancorporation and its affiliates, and BISYS Fund Services and its affiliates (and spouses and children of each of the foregoing);

  (3) Employees (and their spouses and children under the age of 21) of any broker-dealer with which the Distributor enters into a dealer agreement to sell Shares of the Funds;

  (4) Investors who purchase Shares of a Fund through a payroll deduction plan; and

  (5) Investors who purchase Shares of a Capital Appreciation Fund through certain broker-dealers, registered investment advisors and other financial institutions that have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account," asset allocation or a similar program under which such clients pay a fee to such broker-dealer, registered investment advisor or other financial institution.

  From time to time, for special promotional purposes, the Distributor may offer special concessions to enable investors to purchase shares of a Fund offered by the Trust at net asset value without payment of a front-end charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of shares must occur within 30 days of prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value and provide sufficient information to permit confirmation of qualification. Proceeds from the redemption of shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

  The Distributor may also periodically waive the sales charge for all investors with respect to any Capital Appreciation Fund.

LETTER OF INTENT

  By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Classic Shares of a Capital Appreciation Fund over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). BISYS Fund Services, Inc. (the "Transfer Agent") will hold in escrow 5% of the amount indicated for payment of the higher sales charge if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to submission of the account application. Additionally, if the total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period in the form of additional shares credited to the shareholder's account at the then current Public Offering Price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

  For further information about Letters of Intent, interested investors should contact the Trust at (800) 451-8382. This program, however, may be modified or eliminated at any time or from time to time by the Distributor without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

  A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Classic Shares of a Capital Appreciation Fund and one or more of the other Funds of the Trust sold with a sales charge or by combining a current purchase of Classic Shares of a Capital Appreciation Fund with prior purchases of Classic Shares of any Fund of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (ii) the then current net asset value of all Shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

SALES CHARGE -- CLASS B SHARES

  Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Classic Shares. Class B Shares convert automatically to Classic Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

  Proceeds from the Contingent Deferred Sales Charge and the distribution and shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission.

CONTINGENT DEFERRED SALES CHARGE

  If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

  The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                       CONTINGENT
                        DEFERRED
                    SALES CHARGE AS A
YEAR(S)               PERCENTAGE OF
 SINCE                DOLLAR AMOUNT
PURCHASE            SUBJECT TO CHARGE
--------            -----------------
 0-1                      5.00%
 1-2                      4.00%
 2-3                      3.00%
 3-4                      3.00%
 4-5                      2.00%
 5-6                      1.00%

                       CONTINGENT
                        DEFERRED
                    SALES CHARGE AS A
YEAR(S)               PERCENTAGE OF
 SINCE                DOLLAR AMOUNT
PURCHASE            SUBJECT TO CHARGE
--------            -----------------
 6-7                      None
 7-8                      None

  In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Classic Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

  To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).

  The Contingent Deferred Sales Charge is waived on redemption of Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; or (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2. A Shareholder or his or her representative should contact the Transfer

Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; or
(ii) exchanges for Class B Shares of other Funds of the Trust as described under "Exchange Privilege."

CONVERSION FEATURE

  Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Classic Shares and will be subject to the lower distribution and Shareholder service fees charged to Classic Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

  For purposes of conversion to Classic Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Classic Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Classic Shares.

  If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Trust during the eight-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that eight-year period. Because the per share net asset value of the Classic Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Classic Shares than the number of Class B Shares converted, although the dollar value will be the same.

ADDITIONAL INFORMATION REGARDING BROKER COMPENSATION

  The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Classic Shares and Class B Shares of any of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Trust, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its Shareholders.

EXCHANGE PRIVILEGE

CLASSIC SHARES

  Classic Shares of each Fund may be exchanged for Classic Shares of the other Funds, subject to a minimum initial investment. Classic Shares may not be exchanged for Class B Shares of the other

Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Classic Shares exchanged. Shareholders may exchange their Classic Shares for Classic Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Classic Shares of a Money Market Fund, for which no sales load was paid, for Classic Shares of a variable net asset value Fund ("Variable NAV Fund"). Under such circumstances, the cost of the acquired Classic Shares will be the net asset value per share plus the appropriate sales load. If, during a twelve month period, a Shareholder acquires Classic Shares of a Money Market Fund from an exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Fund may be exchanged back for Shares of a Variable NAV Fund without the payment of any additional sales load. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

CLASS B SHARES

  Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this Prospectus, Class B Shares were not yet being offered in the Government Income Fund, Limited Maturity Fund, Florida Fund and Municipal Bond Fund, thus, no exchanges may be effected for Class B Shares of these Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the eight-year holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

  Class B Shares may not be exchanged for Classic Shares of the other Funds, and may be exchanged for Premier Shares of the other Funds only if the Shareholder becomes eligible to purchase Premier Shares. A Contingent Deferred Sales Charge will not apply to exchanges of Class B Shares for Premier Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

  An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. If a Shareholder exchanges Capital Appreciation Fund Shares for Shares of another Fund without paying a sales charge on the exchange, the gain or loss on the sale of the Capital Appreciation Fund Shares will be calculated without taking into account the sales charge paid on the original Shares if they were held less than 91 days. The sales charge will instead be added to the basis of the Fund Shares acquired in the exchange. This treatment will increase the gain or reduce the loss that the Shareholder would otherwise recognize on the exchange.

  Before exchanging Shares, a Shareholder must receive a current prospectus describing the Shares to be acquired. An exchange may be made by calling the Trust at (800) 451-8382 or by mailing written instructions to the Transfer Agent. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty
(60) days' prior notice to Shareholders.

  The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.

AUTO EXCHANGE

  AmSouth Mutual Funds Auto Exchange enables Shareholders to make regular, automatic withdrawals from Classic Shares and Class B Shares of the AmSouth Prime Obligations Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of the same Class of another AmSouth Mutual Fund. With shareholder authorization, the Trust's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's Prime Obligations Fund account and will automatically invest that amount in Classic Shares or Class B Shares of the AmSouth Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their Prime Obligations Fund account and maintain a minimum account balance of $1,000.

  To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the AmSouth Mutual Funds, P.O. Box 182733, Columbus, OH 43218-2733. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REINSTATEMENT PRIVILEGE

  The Reinstatement Privilege enables investors who have redeemed Classic Shares to repurchase, within 90 days of such redemption, Classic Shares in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and the payment must be received within 90 days of the trade date of the redemption.

DIRECTED DIVIDEND OPTION

  Shareholders can elect to have dividend distributions (capital gains and dividends) paid by check or reinvested within the Fund or reinvested in other AmSouth Mutual Funds of the same shareholder registration without a sales charge. To participate in the Directed Dividend Option, a shareholder must maintain a minimum balance of $1,000 in each Fund into which he or she plans to reinvest dividends.

  The Directed Dividend Option may be modified or terminated without notice. In addition, the Trust may suspend a shareholder's Directed Dividend Option without notice if the account balance is less than the minimum $1,000. Participation in the Option may be terminated or changed by the shareholder at anytime by writing the Distributor. The Directed Dividend Option is not available to participants in an AmSouth Mutual Funds IRA.

REDEMPTION OF SHARES

  Shareholders may redeem their Classic Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

  During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail."

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of Shares in a Capital Appreciation Fund may be more or less than the amount invested. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the Shareholders of the particular Capital Appreciation Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in any Capital Appreciation Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Capital Appreciation Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Capital Appreciation Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $250.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940.

                              DIVIDENDS AND TAXES

  The net income of each of the Capital Appreciation Funds will be declared monthly as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net realized capital gains are distributed at least annually to Shareholders of record. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares unless the Shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a Shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to the Transfer Agent at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Each of the Capital Appreciation Funds is treated as a separate entity for Federal income tax purposes. Each of the Capital Appreciation Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If they so qualify, the Capital Appreciation Funds will not have to pay federal income taxes on net income and net capital gain income that they distribute to shareholders. Regulated investment companies are also subject to a federal excise tax if they do not distribute their income on a timely basis. The Capital Appreciation Funds intend to avoid paying federal income and excise taxes by timely distributing substantially all their net income and net capital gain income.

  A distribution to a Shareholder of net investment income (generally a Fund's ordinary income) and the excess, if any, of net short-term capital gain over net long-term loss will be taxable to the Shareholder as ordinary income. The 70% dividends-received deduction for corporations generally will apply to the Fund's distributions to corporations that meet the holding period requirements in the Code to the extent such distributions represent amounts that would qualify for the dividends-received deduction when received by the Fund if the Fund were a regular corporation and are designated by the Fund as qualifying for the dividends- received deduction.

  A distribution designated by a Capital Appreciation Fund as deriving from net gains on securities held for more than one year but not more than 18 months or from net gains on securities held for more than 18 months is taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in such Fund. Such distributions are not eligible for the dividends-received deduction.

  The amount of dividends payable with respect to the Premier Shares will exceed dividends on Classic Shares, and the amount of dividends on Classic Shares will exceed the dividends on Class B Shares, as a result of the Shareholder Services Plan fee applicable to Classic Shares and the Distribution and Shareholder Services Plan fee applicable to Class B Shares.

  Prior to purchasing Shares of a Capital Appreciation Fund, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gains distributions paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividend or distribution may be, as an economic matter, a return of capital. A Shareholder should consult his or her own advisor for any special advice.

  Dividends received by a Shareholder that are derived from a Capital Appreciation Fund's investments in U.S. government obligations may not be entitled to the exemptions from state and local income taxes that would be available if the Shareholder had purchased U.S. government obligations directly.

  A Shareholder will generally recognize capital gain or loss on the sale or exchange of shares in a Capital Appreciation Fund. If a Shareholder receives a capital gain dividend with respect to a Share of a Capital Appreciation Fund and such Share is held for six months or less, any loss on the sale or exchange of such Share shall be treated as a long-term capital loss to the extent of the capital gain dividend.

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Capital Appreciation Funds and their Shareholders. Potential investors in the Capital Appreciation Funds are urged to consult their tax advisors concerning their own tax situation and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

  Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

  Additional Information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Additional Tax Information."

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                        POSITION(S) HELD               PRINCIPAL OCCUPATION
          NAME AND ADDRESS               WITH THE TRUST               DURING THE PAST 5 YEARS
          ----------------              ----------------              -----------------------
George R. Landreth*                         Chairman        From December 1992 to present, employee of
BISYS Fund Services                                         BISYS Fund Services, Limited Partnership;
3435 Stelzer Road                                           from July 1991 to December 1992, employee
Columbus, Ohio 43219                                        of PNC Financial Corp.; from October 1984
                                                            to July 1991, employee of The Central Trust
                                                            Co., N.A
Dick D. Briggs, Jr., M.D.                   Trustee         From September 1989 to present, Emeritus
459 DER Building                                            Professor and Eminent Scholar Chair, Univ.
1808 7th Avenue South                                       of Alabama at Birmingham; from October 1979
UAB Medical Center Birmingham,                              to present, Physician, University of
Alabama 35294                                               Alabama Health Services Foundation; from
                                                            1981 to 1995, Professor and Vice Chairman,
                                                            Dept. of Medicine, Univ. of Alabama at
                                                            Birmingham School of Medicine; from 1988 to
                                                            1992, President, CEO and Medical Director,
                                                            Univ. of Alabama Health Services Foundation
Wendell D. Cleaver                          Trustee         From September 3, 1993 to present, retired;
209 Lakewood Drive,                                         from December, 1988 to August, 1993,
West Mobile, Alabama 36608                                  Executive Vice President, Chief Operating
                                                            Officer and Director, Mobile Gas Service
                                                            Corporation
J. David Huber*                             Trustee         From June 1987 to present, employee of
3435 Stelzer Road                                           BISYS Fund Services, Limited Partnership
Columbus, Ohio 43219

Homer H. Turner, Jr.                        Trustee         From June 1991 to present, retired; until
751 Cary Drive                                              June 1991, Vice President, Birmingham
Auburn, Alabama 36830-2505                                  Division, Alabama Power Company

James H. Woodward, Jr.                      Trustee         From 1996 to present, Trustee, The Sessions
The University of North Carolina at                         Group; from July 1989 to present,
Charlotte                                                   Chancellor, The University of North
Charlotte, North Carolina 28223                             Carolina at Charlotte; from April 1997 to
                                                            present, Trustee, BISYS Variable Insurance
                                                            Funds; from August 1984 to July 1989,
                                                            Senior Vice President, University College,
                                                            University of Alabama at Birmingham

---------------

* Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Huber and Landreth are executive officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR

  AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of March 31, 1998 of $19.4 billion and operated 270 banking offices and over 600 ATM locations in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of March 31, 1998, AmSouth and its affiliates had over $8.7 billion in assets under discretionary management and provided custody services for an additional $21.6 billion in securities. AmSouth is the largest provider of trust services in Alabama, and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Capital Appreciation Funds, the Advisor manages the Equity Fund, Regional Equity Fund and Balanced Fund, and therefore makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales. Pedro Verdu, CFA, is the portfolio manager for the Equity Fund, Regional Equity Fund and Balanced Fund and, as such, has had primary responsibility for the day-to-day portfolio management of each of these Funds since their inception. Mr. Verdu has twenty-four years of experience as an analyst and portfolio manager; he is currently the Director of Equity Investing at AmSouth.

  Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by the Equity Fund, the Regional Equity Fund, the Balanced Fund, the Equity Income Fund, the Capital Growth Fund, and the Select Equity Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of eighty one-hundredths of one percent (0.80%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. The fee payable for the Advisor by the Small Cap Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of one hundred twenty one-hundredths of one percent (1.20%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. The fee payable to the Advisor by the Enhanced Market Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of forty-five one-hundredths of one percent (0.45%) of such Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. While the fees are higher than the advisory fee paid by most mutual funds, they are believed to be comparable to advisory fees paid by many funds having similar objectives and policies. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

  During the Trust's fiscal year ended July 31, 1997, the Advisor received investment advisory fees amounting to 0.80% of the Equity Fund's average daily net assets, 0.80% of the Regional Equity Fund's average daily net assets and 0.80% of the Balanced Fund's average daily net assets. For the period from March 20, 1997 to July 31, 1997, the Advisor received investment advisory fees amounting to 0.80% of the Equity Income Fund's average daily net assets.

INVESTMENT SUB-ADVISORS

ROCKHAVEN

  Rockhaven Asset Management, LLC ("Rockhaven") serves as Sub-Advisor to the Equity Income Fund pursuant to a Sub-Advisory Agreement with the Advisor. Under the SubAdvisory Agreement, the Sub-Advisor manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with the Fund's investment objective, policies, and restrictions.

  Rockhaven is 50% owned by AmSouth and 50% owned by Mr. Christopher H. Wiles. Rockhaven was organized in 1997 to perform advisory services for investment companies and has its principal offices at 100 First Avenue, Suite 1050, Pittsburgh, PA 15222.

  For its services and expenses incurred under the Sub-Advisory Agreement, the SubAdvisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

  Mr. Wiles is the portfolio manager for the Equity Income Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Wiles is the President and Chief Investment Officer of Rockhaven. From August 1, 1991 to January 31, 1997, he was the portfolio manager of the Federated Equity Income Fund.

  The cumulative total return for the Class A Shares of the Federated Equity Income Fund from August 1, 1991 through January 31, 1997 was 139.82%, absent the imposition of a sales charge. The cumulative total return for the same period for the Standard & Poor's Composite Stock Price Index ("S&P 500 Index") was 135.09%. The cumulative total return for the Class B Shares of the Federated Equity Income Fund from September 27, 1994 (date of initial public offering) through January 31, 1997 was 62.64%, absent the imposition of a contingent deferred sales charge. The cumulative total return for the same period for the S&P 500 Index was 79.69%. At January 31, 1997, the Federated Equity Income Fund had approximately $970 million in net assets. As portfolio manager of the Federated Equity Income Fund, Mr. Wiles had full discretionary authority over the selection of investments for that fund. Average annual total returns for the one-year, three-year, and five-year periods ended January 31, 1997 and for the entire period during which Mr. Wiles managed the Class A Shares of the Federated Equity Income Fund and for the one-year and since inception period for the Class B Shares of the Federated Equity Income Fund) compared with the performance of the S&P 500 Index and the Lipper Equity Income Fund Index were:

             PRIOR PERFORMANCE OF CLASS A SHARES AND CLASS B SHARES
                      OF THE FEDERATED EQUITY INCOME FUND

                                                        FEDERATED         S&P 500     LIPPER EQUITY
                                                   EQUITY INCOME FUND+*   INDEX@    INCOME FUND INDEX#
                                                   --------------------   ------    ------------------
CLASS A SHARES (absent imposition of sales charge)
One Year..........................................        23.26%           26.34%         19.48%
Three Years.......................................        17.03%           20.72%         15.09%
Five Years........................................        16.51%           17.02%         14.73%
August 1, 1991 through January 31, 1997...........        17.25%           16.78%         14.99%
CLASS A SHARES (assuming imposition of the
  Federated Equity Income Fund's maximum sales
  charge)
One Year..........................................        16.48%
Three Years.......................................        14.85%
Five Years........................................        15.20%
August 1, 1991 through January 31, 1997...........        16.05%
CLASS B SHARES (absent imposition of contingent
  deferred sales charge)
One Year..........................................        22.26%           26.34%         19.48%
September 27, 1994 through January 31, 1997.......        23.15%           28.44%         20.65%
CLASS B SHARES (assuming imposition of the
  Federated Equity Income Fund's maximum
  contingent deferred sales charge)
One Year..........................................        16.76%
September 27, 1994 through January 31, 1997.......        22.79%

---------------

+ Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

* During the period from August 1, 1991 through January 31, 1997, the operating expense ratio of the Class A Shares (the shares most similar to the Classic Shares of the AmSouth Equity Income Fund) of the Federated Equity Income Fund ranged from 0.95% to 1.05% of the fund's average daily net assets. During the period from September 27, 1994 through January 31, 1997 the operating expense ratio for the Class B Shares of the Federated Equity Income Fund ranged from 1.80% to 1.87% of the fund's average daily net assets. The operating expenses of the Class A Shares and Class B Shares of the Federated Equity Income Fund were lower than the projected operating expenses of the Classic Shares and Class B Shares, respectively, of the AmSouth Equity Income Fund. If the actual operating expenses of the AmSouth Equity Fund are higher than the historical operating expenses of the Federated Equity Income Fund, this could negatively affect performance.

@ The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

  HISTORICAL PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The Federated Equity Income Fund is a separate fund and its historical performance is not indicative of the potential performance of the AmSouth Equity Income Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

  Christopher Wiles was the Federated Equity Income Fund's portfolio manager from August 1, 1991 to January 31, 1997. Mr. Wiles joined Federated Investors in 1990 and served as a Vice President of the fund's investment advisor from 1992 and Senior Vice President from October, 1996 to January 31, 1997. Mr. Wiles served as Assistant Vice President of the Fund's investment advisor in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.

PEACHTREE

  Peachtree Asset Management ("Peachtree" or "Sub-Advisor") serves as investment sub-advisor to the Capital Growth Fund, pursuant to a Sub-Advisory Agreement with AmSouth. The Capital Growth Fund commenced operations on August 4, 1997. Under the Sub-Advisory Agreement, Peachtree manages the fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

  Peachtree is a division of Smith Barney Mutual Funds Management Inc. ("SBMFM"), a wholly-owned subsidiary of Smith Barney Holdings, Inc., which in turn is a wholly-owned subsidiary of Travelers Group Inc. Peachtree has performed advisory services since 1994 for institutional clients, and has its principal offices at 303 Peachtree Street, N.E., Atlanta, GA 30308. SBMFM and its predecessors have been providing investment advisory services to mutual funds since 1968. As of February 28, 1998, SBMFM had aggregate assets under management of approximately $100 billion.

  For its services and expenses incurred under the Sub-Advisory Agreement, Peachtree is entitled to a fee payable by AmSouth, computed daily and paid monthly at the annual rate of forty-eight one-hundredths of one percent (0.48%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by AmSouth and Peachtree.

  Dennis A. Johnson is the portfolio manager for the Capital Growth Fund, and as such has the primary responsibility for the day-to-day portfolio management of the Fund. Mr. Johnson, who has been employed by Peachtree since 1994, is President and Chief Investment Officer of Peachtree. From 1989 to 1994, Mr. Johnson was Vice President and Portfolio Manager at Trusco Capital, the investment management subsidiary of Trust Company Bank, Atlanta, Georgia.

SAWGRASS

  Sawgrass Asset Management, LLC ("Sawgrass") serves as investment sub-advisor to the Small Cap Fund, pursuant to a Sub-Advisory Agreement with AmSouth. The Small Cap Fund commenced operations as of March 2, 1998. Under the Sub-Advisory Agreement, Sawgrass manages the Fund, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and AmSouth in accordance with the Fund's investment objectives, policies and restrictions.

  Sawgrass is 50% owned by AmSouth and 50% owned by Sawgrass Asset Management, Inc. Sawgrass Asset Management, Inc. is controlled by Mr. Dean McQuiddy, Mr. Brian Monroe and Mr. Andrew Cantor. Sawgrass was organized in January, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 4337 Pablo Oaks Court, Jacksonville, FL 32224.

  For its services and expenses incurred under the Sub-Advisory Agreement, the Sub- Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of eighty-four one-hundredths of one percent (0.84%) of the Fund's average daily net assets or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

  Mr. Dean McQuiddy, CFA, is the portfolio manager for the Small Cap Fund, and, as such, has the primary responsibility for the day-to-day portfolio management of the Fund. He received his B.S. in Finance from the University of Florida. Mr. McQuiddy holds membership in the Association of Management and Research. He has 16 years of investment experience. Mr. McQuiddy is a principal of Sawgrass. From January, 1987 to January 4, 1994, Mr. McQuiddy was the portfolio manager of the Employee Benefits Small Capitalization Fund, a common trust fund managed by Barnett Bank for employee benefit plan accounts. On January 4, 1994, the Employee Benefits Small Capitalization Fund transferred the majority of its assets to the Emerald Small Capitalization Fund. Mr. McQuiddy was the portfolio manager for the Emerald Small Capitalization Fund through December 31, 1997.

OAKBROOK

  OakBrook Investments, LLC ("OakBrook") serves as Sub-Advisor to the Enhanced Market Fund and the Select Equity Fund pursuant to a Sub-Advisory Agreement with the Advisor. Under the Sub-Advisory Agreement, the Sub-Advisor manages the Funds, selects investments, and places all orders for purchases and sales of securities, subject to the general supervision of the Trust's Board of Trustees and the Advisor in accordance with each Fund's investment objective, policies, and restrictions.

  OakBrook is 50% owned by AmSouth and 50% owned by Neil Wright, Janna Sampson and Peter Jankovskis. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients and has its principal offices at 701 Warrenville Road, Suite 135, Lisle, IL 60532.

  For its services and expenses incurred under the Sub-Advisory Agreement, the Sub-Advisor is entitled to a fee, payable by the Advisor. The fee is computed daily and paid monthly at the annual rate of fifty-six one-hundredths of one percent (0.56%) with respect to the Select Equity Fund and thirty-two one-hundredths of one percent (0.32%) with respect to the Enhanced Market Fund or such lower fee as may be agreed upon in writing by the Advisor and Sub-Advisor.

  The Select Equity Fund and the Enhanced Market Fund are managed by a team from OakBrook Investments, LLC. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the portfolio managers for the Select Equity Fund and the Enhanced Market Fund. They have managed both Funds since their inception and, as such, have the primary responsibility for the day-to-day portfolio management of the Funds. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds since 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a Master of Arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB since 1987. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August, 1992 to July, 1996, Dr. Jankovskis was an Investment Strategist for ANB and from July, 1996 to December, 1997 was the Manager of Research for ANB.

ADMINISTRATOR

  ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Administrator"). ASO is a wholly-owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Capital Appreciation Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Capital Appreciation Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Capital Appreciation Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Capital Appreciation Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

  During the Trust's fiscal year ended July 31, 1997, ASO received administration fees, after voluntary fee reductions, amounting to 0.11% of the Equity Fund's average daily net assets, 0.12% of the Regional Equity Fund's average daily net assets and 0.11% of the Balanced Fund's average daily net assets. For the period from March 20, 1997 to July 31, 1997, ASO received administration fees amounting to 0.20% of the Equity Income Fund's average daily net assets.

SUB-ADMINISTRATORS

  AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Fund's average daily net assets.

  BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

  BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

  Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services by BISYS, and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of the Classic Shares of each Fund.

  Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class B Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to one percent (1.00%) of the average daily net assets of Class B Shares of each Fund which includes Shareholder Servicing fee of 0.25% of the average daily net assets of the Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares;
(ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or share-holder services with respect to such Fund's B Shares.

  All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class B Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

  The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

  The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Capital Appreciation Fund. No Capital Appreciation Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Capital Appreciation Fund; such costs will be borne by the Distributor.

  As a general matter, expenses are allocated to the Premier, Classic, and Class B Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Classic and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Servicing Plan which relates only to the Classic Shares and the Distribution Plan which relates only to the Class B Shares.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Capital Appreciation Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF The Trust -- Glass-Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES

  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Enhanced Market Fund, the AmSouth Select Equity Fund, the AmSouth Institutional Prime Obligations Fund, and the AmSouth Institutional U.S. Treasury Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund, except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund, offers three classes of Shares: Premier, Classic and Class B Shares. The AmSouth U.S. Treasury Fund and AmSouth Tax Exempt Fund have authorized two classes of shares: Premier Shares and Classic Shares. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have authorized three classes of shares: Class I shares, Class II shares and Class III shares. As of the date of this Prospectus, however, Class B Shares were not offered in AmSouth Government Income Fund, AmSouth Limited Maturity Fund, AmSouth Florida Fund and AmSouth Municipal Bond Fund and Premier Shares were not offered in AmSouth Enhanced Market Fund and AmSouth Select Equity Fund. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, and (iii) when matters pertain to the Servicing Plan and (iv) when matters pertain to the Distribution Plan.

  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AmSouth Mutual

Funds -- Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

CUSTODIAN

  AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING

  BISYS Fund Services, Inc. serves as transfer agent for and provides fund accounting services to the Trust.

PERFORMANCE INFORMATION

  From time to time performance information for the Classic Shares and Class B Shares of a Capital Appreciation Fund showing its total return and/or yield may be presented in advertisements and sales literature. Average annual total return will be calculated for the past year, five years (if applicable) and the period since the establishment of a Capital Appreciation Fund. Total return is measured by comparing the value of an investment in the Capital Appreciation Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming the investor paid the maximum sales load on the investment and assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Capital Appreciation Fund's net investment income per share earned during a recent one-month period by the Capital Appreciation Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

  Yield, effective yield, and total return will be calculated separately for each Class of Shares. Because Classic Shares are subject to lower Shareholder Services fees than Class B Shares, the yield and total return for Classic Shares will be higher than that of the Class B Shares for the same period. Because Premier Shares are not subject to the Distribution and Shareholder Services fees, the yield and total return for Premier Shares will be higher than that of the Classic and Class B Shares for the same period.

  Investors may also judge the performance of each Capital Appreciation Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morning Star, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today, and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

  Information about the performance of a Capital Appreciation Fund is based on the Capital Appreciation Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return are functions of the type and quality of instruments held in a Capital Appreciation Fund, operating expenses, and marketing conditions. Any fees charged by a Financial Institution with respect to customer accounts investing in Shares of a Capi-tal Appreciation Fund will not be included in performance calculations.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

  Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free
(800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

INVESTMENT SUB-ADVISORS

(Equity Income Fund Only)   (Small Cap Fund Only)
Rockhaven Asset             Sawgrass Asset Management,
  Management, LLC           LLC
100 First Avenue, Suite     4337 Pablo Oaks Court
1050                        Jacksonville, FL 32224
Pittsburgh, PA 15222
(Capital Growth Fund Only)  (Select Equity Fund and
Peachtree Asset Management  Enhanced Market
A Division of Smith Barney  Fund Only)
  Mutual                    OakBrook Investments, LLC
Funds Management Inc.       701 Warrenville Road,
One Peachtree Center        Suite 135
Atlanta, GA 30308           Lisle, IL 60532

ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS

                                                 Page
                                                 ----
Fee Table......................................  3
Financial Highlights...........................  7
Investment Objective and Policies..............  12
Investment Restrictions........................  22
Valuation of Shares............................  23
How to Purchase and Redeem Shares..............  24
Dividends and Taxes............................  34
Management of AmSouth Mutual Funds.............  36
General Information............................  44

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
INFORMATION
OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY
THIS
PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
BEEN
AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS
PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE
TRUST OR
BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.
AS3P090198

                              AMSOUTH MUTUAL FUNDS

                                    AMSOUTH


                                  AMSOUTH BANK
                               Investment Advisor


                                    CAPITAL
                                  APPRECIATION
                                     FUNDS


                                    AMSOUTH
                                  MUTUAL FUNDS

                                Not FDIC Insured

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated September 1, 1998

                              AMSOUTH MUTUAL FUNDS

                       Statement of Additional Information

                 December 1, 1997, as revised September 1, 1998


                                -----------------


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Government Income Fund, the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Municipal Bond Fund, the AmSouth Florida Tax-Free Fund, each dated December 1, 1997, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, and the AmSouth Enhanced Market Fund (each a "Fund" and collectively the "Funds"), each dated September 1, 1998. This Statement of Additional Information is incorporated by reference in its entirety into each Prospectus. A copy of each Fund's Prospectus may be obtained by writing to AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.


                                TABLE OF CONTENTS
                                                                                                               Page


AMSOUTH MUTUAL FUNDS..............................................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................1
    Additional Information on Portfolio Instruments...............................................................1
    Investment Restrictions......................................................................................12
    Additional Investment Restrictions...........................................................................14
    Portfolio Turnover...........................................................................................14

VALUATION........................................................................................................15
    Valuation of the Money Market Funds..........................................................................15
    Valuation of the Capital Appreciation Funds and the Income Funds.............................................16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...................................................................16
    Purchase of Shares...........................................................................................16
    Matters Affecting Redemption.................................................................................17
    Additional Tax Information...................................................................................18
    Additional Tax Information Concerning the Tax Exempt Fund and Tax-Free Funds.................................20

MANAGEMENT OF THE TRUST..........................................................................................22
    Officers ....................................................................................................22
    Investment Advisor...........................................................................................23
    Portfolio Transactions.......................................................................................27
    Glass-Steagall Act...........................................................................................29
    Administrator................................................................................................30
    Expenses ....................................................................................................32
    Sub-Administrators...........................................................................................32
    Distributor..................................................................................................33
    Custodian....................................................................................................34
    Transfer Agent and Fund Accounting Services..................................................................34
    Auditors ....................................................................................................35
    Legal Counsel................................................................................................35

PERFORMANCE INFORMATION..........................................................................................35
    Yields of the Money Market Funds.............................................................................35
    Yields of the Capital Appreciation Funds, the Income Funds,
             and the Tax-Free Funds..............................................................................37
    Calculation of Total Return..................................................................................38
    Performance Comparisons......................................................................................40




ADDITIONAL INFORMATION...........................................................................................41
    Organization and Description of Shares.......................................................................41
    Shareholder Liability........................................................................................42

FINANCIAL STATEMENTS.............................................................................................45

APPENDIX.........................................................................................................46

                       STATEMENT OF ADDITIONAL INFORMATION

                              AMSOUTH MUTUAL FUNDS

         AmSouth Mutual Funds (the "Trust") is an open-end management investment company. The Trust consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment portfolios (each a "Fund"): the AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), the AmSouth Tax Exempt Fund (the "Tax Exempt Fund," and these three Funds being collectively referred to as the "Money Market Funds"), the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund (the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Equity Income Fund (the "Equity Income Fund"), the AmSouth Select Equity Fund ("the "Select Equity Fund"), and the AmSouth Enhanced Market Fund (the "Enhanced Market Fund," and these eight Funds being collectively referred to as the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund") the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), the AmSouth Florida Tax-Free Fund (the "Florida Fund," and these five Funds being collectively referred to as the "Income Funds"), the AmSouth Institutional Prime Obligations Fund (the "Institutional Prime Obligations Fund"), and the AmSouth Institutional U.S. Treasury Fund (the "Institutional U.S. Treasury Fund," and these two Funds being collectively referred to as the "Institutional Money Market Funds"). The Florida Fund and the Municipal Bond Fund are also collectively referred to herein as the "Tax-Free Funds." The Funds offer three classes of Shares: Premier Shares, Classic Shares, and Class B Shares, except for the U.S. Treasury Fund, the Tax Exempt Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund. The U.S. Treasury Fund and the Tax Exempt Fund offer two classes of Shares: Premier Shares and Classic Shares. Currently, Class B Shares are not being offered in the Limited Maturity Fund, the Government Income Fund, the Florida Fund and the Municipal Bond Fund and Premier Shares are not being offered in the Enhanced Market Fund and the Select Equity Fund. The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of shares: Class I shares, Class II shares, and Class III shares. Currently, shares are not being offered in the Institutional U.S. Treasury Fund. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. This Statement of Additional Information relates to all Funds of the Trust except the Institutional Money Market Funds. The Institutional Money Market Funds have a separate Statement of Additional Information. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objectives, restrictions and policies of each Fund of the Trust as set forth in the respective Prospectus for that Fund.

HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment advisor to the Trust ("Advisor") to present minimal credit risks under guidelines adopted by the Trust's Trustees.

         With regard to the Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two NRSROs; or (ii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. With regard to the Tax Exempt Fund, investments will be limited to those obligations which, at the time of purchase,
(i) possess one of the two highest short-term ratings from an NRSRO; or (ii) possess, in the case of multiple-rated securities, one of the two highest short-term ratings by at least two NRSROs; or (iii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. For purposes of these investment limitations, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Prime Obligations Fund and the Tax Exempt Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds of the Trust except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Each Fund except the U.S. Treasury Fund, the Tax Exempt Fund, and the Tax-Free Funds may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Obligations Fund, the Capital Appreciation Funds, and the Income Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Funds to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Funds are not entitled to exercise their demand rights, and the Funds could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Advisor or Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. All of the Funds, except the U.S. Treasury Fund and the Tax-Free Funds, may, subject to their investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire such securities only when the Advisor or Sub-Advisor believes the risks associated with such investments are minimal.

         REPURCHASE AGREEMENTS. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Advisor or Sub-Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Advisor or Sub-Advisor will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. As discussed in each Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. government securities or other liquid high quality debt securities in the case of the Money Market Funds and the Income Funds or other liquid, high-grade debt securities, in the case of the Capital Appreciation Funds. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Advisor or Sub-Advisor believes that the credit risk with respect thereto is minimal.

         VARIABLE AND FLOATING RATE NOTES. The Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide "for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Advisor under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or drafts.

         For purposes of the Tax-Exempt Fund, the Bond Fund, the Limited Maturity Fund and the Tax-Free Funds, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

         MUNICIPAL SECURITIES. Under normal market conditions, the Tax Exempt Fund and the Municipal Bond Fund will be primarily invested in bonds (and in the case of the Tax Exempt Fund, notes) issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which is exempt from federal income tax ("Municipal Securities"). Under normal market conditions, the Tax Exempt Fund will invest at least 80% of its total assets, the Municipal Bond Fund will invest at least 80% of its net assets, and the Florida Fund may invest up to 20% of its net assets in Municipal Securities, the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Municipal Securities may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the two principal classifications of Municipal Securities consist of "general obligation" and

"revenue" issues. A Fund permitted to invest in Municipal Securities may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields, while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchases by the Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Tax Exempt Fund. Neither event would under all circumstances require the elimination of such an obligation from the Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Fund.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         HIGH YIELD SECURITIES. The Equity Income Fund may invest in high yield convertible securities. High yield securities are securities that are rated below investment grade by an NRSRO (e.g., "BB" or lower by S&P and "Ba" or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds." Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity, but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. Issuers of high yield securities may not be as strong financially as those issuing higher rated securities. The securities are regarded as predominantly speculative. The market value of high yield securities may fluctuate more than the market value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental interest rates, assuming that there has been no change in the fundamental quality of such securities. The market prices of fixed income securities generally fall when interest rates rise. Conversely, the market prices of fixed-income securities generally rise when interest rates fall.

          Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or high yield securities generally could reduce market liquidity for such securities and make their sale by the Equity Income Fund more difficult, at least in the absence of price concessions. Reduced liquidity also could adversely affect the Equity Income Fund's ability to accurately value high yield securities. Issuers of high yield securities also are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, the Equity Income Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

          WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund except the Prime Obligations Fund and the U.S. Treasury Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, a Fund's liquidity and the ability of the Advisor or Sub-Advisor to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. No Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

          CALLS. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be issued by the Options Clearing Corporation and may or may not be listed on a National Securities Exchange. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the Advisor's or Sub-Advisor's opinion, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

          A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will write only covered call options. This means that a Fund will only write a call option on a security which it already owns.

          Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will not
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike when a Fund owns securities not subject to an option, the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will not have any control over when they may be required to sell the underlying securities, since they may be assigned an exercise notice at any time prior to the expiration of their obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's custodian. The Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

          The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the

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historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

          Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Call options written by the Capital Appreciation Funds, the Bond Fund, the Limited Maturity Fund and the Government Income Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

          A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

          PUTS. The Tax Exempt Fund and the Tax-Free Funds may acquire "puts" with respect to Municipal Securities held in their portfolios, and the Balanced Fund, the Bond Fund, and the Limited Maturity Fund may acquire "puts" with respect to debt securities held in their

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portfolios and the Enhanced Market Fund and Select Equity Fund may acquire
"puts" with respect to equity securities held in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. The Tax Exempt Fund, the Tax-Free Funds, the Bond Fund, the Balanced Fund, the Limited Maturity Fund, the Enhanced Market Fund, and the Select Equity Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

          The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Tax Exempt Fund's assets pursuant to Rule 2a-7 under the 1940 Act. See "Variable and Floating Rate Notes" and "Valuation of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund" in this Statement of Additional Information.

          The Limited Maturity Fund will acquire puts solely to shorten the maturity of the underlying debt security.

          The Tax Exempt Fund, the Tax-Free Funds, the Limited Maturity Fund, the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

          The Tax Exempt Fund, the Tax-Free Funds, the Limited Maturity Fund, the Balanced Fund, the Enhanced Market Fund, and the Select Equity Fund intend to enter into puts only with dealers, banks, and broker-dealers which, in the Advisor's opinion, present minimal credit risks.

          FUTURES CONTRACTS AND RELATED OPTIONS. The Enhanced Market Fund and the Select Equity Fund may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse

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price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying the futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Successful use of futures by the Funds is also subject to an adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

          The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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




          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

INVESTMENT RESTRICTIONS

          The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

          None of the Funds may:

          1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;

          2. Purchase or sell commodities, commodity contracts (including futures contracts with respect to each Fund other than the Small Cap, Enhanced Market and Select Equity Funds, which may purchase futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by all of the Funds except the U.S. Treasury Fund in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded and investment in real estate investment trusts are permitted for the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Enhanced Market Fund and the Select Equity
Fund);

          3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that the Capital Appreciation Funds and the Income Funds may purchase securities of a money market fund, including securities of both the Prime Obligations Fund and the U.S. Treasury Fund (and in the case of the Tax-Free Funds, securities of the Tax Exempt Fund) and the Tax Exempt Fund and the Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the acquiring Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the

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acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets;

          4. Invest in any issuer for purposes of exercising control or management;

          5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

          6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

          The Prime Obligations Fund and the U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Money Market Funds and the Tax-Free Funds may not write or purchase call options. None of the Funds (except the Enhanced Market and Select Equity
Fund) may write put options. The Prime Obligations Fund, the U.S. Treasury Fund, the Equity Fund, the Regional Equity Fund, the Capital Growth Fund and the Equity Income Fund may not purchase put options. The Tax Exempt Fund and the Tax-Free Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation. As a non-fundamental investment restriction with respect to the Small Cap Fund only, the Small Cap Fund may not write or purchase put options.

          If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

ADDITIONAL INVESTMENT RESTRICTIONS

          The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

PORTFOLIO TURNOVER

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Money Market Funds is expected to be zero percent for regulatory purposes.

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          In the fiscal year ended July 31, 1997, portfolio turnover for the
Equity Fund, the Regional Equity Fund, the Equity Income Fund, the Limited Maturity Fund, the Government Income Fund, the Bond Fund and the Florida Fund was 24.47%, 10.30%, 27.38%, 64.89%, 2.96%, 34.62% and 24.05%, respectively. For the one month period ended July 31, 1997, portfolio turnover for the Municipal Bond Fund was 0.31%. In the fiscal year ended July 31, 1997, the portfolio turnover rate for the Balanced Fund was 15.80% with respect to the common stock portion of its portfolio and 18.62% with respect to the other portion of its portfolio.

                   In the fiscal year ended July 31, 1996, portfolio turnover for the Equity Fund, the Regional Equity Fund, the Limited Maturity Fund, the Government Income Fund, the Bond Fund and the Florida Fund was 19.11%, 8.22%, 29.56%, 78.31%, 9.60% and 12.21%, respectively. In the fiscal year ended July 31, 1996, the portfolio turnover rate for the Balanced Fund was 13.65% with respect to the common stock portion of its portfolio and 6.82% with respect to the other portion of its portfolio.

          The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares and, in the case of the Tax Exempt Fund and the Tax-Free Funds, by requirements which enable these Funds to receive certain favorable tax treatments. A higher portfolio turnover rate may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions.

          The Tax-Free Funds will not purchase securities solely for the purpose of short-term trading. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Advisor believes investment considerations warrant such sale or purchase. The annual portfolio turnover rate of the Municipal Bond Fund is not expected to exceed 50%. However, the portfolio turnover rate for each of the Tax-Free Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders.

                                    VALUATION

          As indicated in the Prospectuses, the net asset value of each Fund is determined and the Shares of each Fund are priced as of 4:00 p.m., Eastern time (the "Valuation Time") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the

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customary national business holidays of New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

VALUATION OF THE MONEY MARKET FUNDS

          The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

          Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

VALUATION OF THE CAPITAL APPRECIATION FUNDS AND THE INCOME FUNDS

          The value of the portfolio securities held by each of the Capital Appreciation Funds and the Income Funds for purposes of determining such Fund's net asset value per Share will be established on the basis of current valuations provided by Muller Data Corporation or Kenny

                                      B-17




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S&P Evaluation Services, whose procedures shall be monitored by the
Administrator, and which valuations shall be the fair market value of such securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares in each of the Trust's Funds are sold on a continuous basis by BISYS Fund Services, Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares of the Trust may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

PURCHASE OF SHARES

          As stated in the relevant Prospectuses, the public offering price of Classic Shares of the Capital Appreciation Funds and the Income Funds is their net asset value computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Shares of the Trust is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the relevant Prospectuses). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Shares of such a Fund alone, by any person, including members of a family unit (i.e., husband, wife and minor children) and bona fide trustees and also applies to purchases made under a Rights of Accumulation or a Letter of Intent.

          Classic Shares of the Money Market Funds are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Classic and Class B Shares Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Class B Shares of the Prime Obligations Fund only are available to Shareholders of Class B Shares of another Fund who wish to exchange their Class B Shares of such other Fund for Class B Shares of the Prime Obligations Fund.

          Certain sales of Classic Shares are made without a sales charge, as described in the relevant Prospectuses under the caption "Sales Charge Waivers", to promote goodwill with employees and others with whom BISYS, AmSouth and/or the Trust have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

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          As the Trust's principal underwriter, BISYS acts as principal in selling Classic Shares and Class B Shares of the Trust to dealers. BISYS re-allows a portion of the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of the offering price for all offering prices are set forth in the relevant Classic Shares and Class B Shares Prospectuses (see "How to Purchase and Redeem Shares"). From time to time, BISYS may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of Group shares. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

MATTERS AFFECTING REDEMPTION

          The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

          The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.

ADDITIONAL TAX INFORMATION

          It is the policy of each of the Trust's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, the Trust's Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

          In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies,

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and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

          In addition, until the start of the Fund's first tax year beginning after August 5, 1997, the Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company. This 30% of gross income test may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months and to engage in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

          A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year, plus any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the 98% threshold, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.

          Each of the Trust's Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

          A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders.

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Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997 (the "1997 Act").

          The Funds each expect to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

          However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

          Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Trust's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX EXEMPT FUND AND TAX-FREE FUNDS

          As indicated in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, these Funds are designed to provide Shareholders with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Fund and the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the dividends of the Tax Exempt Fund and the Tax-Free Funds, being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.

          In addition, the Tax Exempt Fund and the Tax-Free Funds may not be appropriate investments for Shareholders that may be "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder that may be considered a "substantial user" should consult a tax advisor with respect to whether exempt-interest dividends would retain the exclusion under
Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

          The Code permits a regulated investment company which invests at least 50% of its assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income. The policy of the Tax Exempt Fund and the Tax-Free Funds is to pay each year as dividends substantially all such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax Exempt Fund and the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax Exempt Fund and the Tax-Free Funds during such year, regardless of the period for which the Shares were held.

          While the Tax Exempt Fund and the Tax-Free Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax Exempt Fund and the Tax-Free Funds will have no tax liability with respect to such gains and the distributions will be taxable to Shareholders as net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than 18 months, regardless of how long a Shareholder has held the Shares of the Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax Exempt Fund and the Tax-Free Funds to Shareholders after the close of the Fund's taxable year.

          While the Tax Exempt Fund and the Tax-Free Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Funds will be distributed to Shareholders. In general, the investment company taxable income will be the taxable income of the Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over any net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

          As indicated in the Prospectuses of the Tax Exempt Fund and the Tax-Free Funds, the Funds may acquire puts with respect to Municipal Securities (and in the case of the Florida Fund, Florida Municipal Securities) held in their portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax Exempt Fund and the Tax- Free Funds is to limit their acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on the Municipal Securities will be tax-exempt to such Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax Exempt Fund and the Tax-Free Funds could acquire under the 1940 Act. Therefore, although the Tax Exempt Fund and the Tax-Free Funds will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Funds. If the Tax Exempt Fund and the Tax-Free Funds were not treated as the owner of the Municipal Securities, income from such securities would probably not be tax-exempt.

          The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Tax Exempt Fund and the Tax-Free Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax Exempt Fund and the Tax-Free Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

                             MANAGEMENT OF THE TRUST

OFFICERS

          The officers of each Fund of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                                  Position(s) Held              Principal Occupation
Name And Address       Age        With The Trust                During Past 5 Years
----------------       ---        ----------------              -------------------
George R. Landreth          Chairman and Vice President         From December 1992 to present, employee
                                                                of BISYS Fund Services, Limited
                                                                Partnership; from July 1991 to December
                                                                1992, employee of PNC Financial Corp.;
                                                                from October 1984 to July 1991,
                                                                employee of The Central Trust Co., N.A.

Walter B. Grimm             Vice President                      From June, 1992 to present, employee of
                                                                BISYS Fund Services, Limited
                                                                Partnership; from 1990 to 1992,
                                                                President and CEO, Security Bancshares;
                                                                from July, 1981 to present, President
                                                                of Leigh Investments Consulting
                                                                (investments firm).

Charles Booth               Treasurer                           From 1991 to present, employee of BISYS
                                                                Fund Services Limited Partnership.

John F. Calvano             President                           From October, 1994 to present, employee
                                                                of BISYS Fund Services, Limited
                                                                Partnership; from July, 1992 to August,
                                                                1994, investment representative, BA
                                                                Investment Services; and from October,
                                                                1986 to July, 1994, Marketing Manager,
                                                                Great Western Investment Management.


Robin Thomas                 Secretary                          From May 1997 to present, employee of
                                                                BISYS Fund Services Limited
                                                                Partnership; from April 1989 to May,
                                                                1997, employee of AmSouth Bank.

James L. Smith              Assistant Secretary                 From October 1996 to present, employee
                                                                of BISYS Fund Services Limited
                                                                Partnership; from October, 1995 to October,
                                                                1996, employee of Davis, Graham & Stubbs;
                                                                from June, 1991 to August, 1995, Director
                                                                of Legal and Compliance, ALPS Mutual Fund
                                                                Services, Inc.

Alaina V. Metz              Assistant Secretary                 From June, 1995 to present, Chief
                                                                Administrator, Administrative and
                                                                Regulatory Services, BISYS Fund
                                                                Services, Limited Partnership; from
                                                                May, 1989 to June, 1995, Supervisor,
                                                                Mutual Fund Legal Department, Alliance
                                                                Capital Management.


     The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Calvano, Landreth, Grimm, Booth and Smith and Mmes. Thomas and Metz are employees of BISYS Fund Services, Limited Partnership.

                             COMPENSATION TABLE (1)

                                       Pension or                               Total
                       Aggregate       Retirement            Estimated          Compensation
                       Compensation    Benefits Accrued      Annual             from AmSouth
Name of                from AmSouth    As Part of            Benefits Upon      Mutual Funds
Position               FUND EXPENSES   Fund Expenses         Retirement         Paid to Trustee
--------               -------------   -------------         ----------         ---------------
J. David Huber         None                 None                None               None

James H.               $12,239              None                None               $12,239
Woodward, Jr.

Homer H.               $10,591              None                None               $10,591
Turner

Wendell D.             $11,806              None                None               $11,806
Cleaver


Dick D. Briggs,        $10,420              None                None               $10,420
Jr., M.D.




(1) Figures are for the Trust's fiscal year ended July 31, 1997.

INVESTMENT ADVISOR

     Investment advisory and management services are provided to the Money Market Funds, the Capital Appreciation Funds, the Income Funds (except the Limited Maturity Fund), and the Institutional Money Market Funds by the Advisor pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited Maturity Fund by the Advisor pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

     In selecting investments for the Equity Fund, the Balanced Fund and the Regional Equity Fund, the Advisor employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Advisor's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.

     In selecting investments for each of the Income Funds and the Balanced Fund, the Advisor attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Advisor seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.

     Under the Advisory Agreements, the fee payable to the Advisor by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Obligations Fund forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Tax Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Maturity Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Capital Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; the Enhanced Market Fund - forty-five hundredths of one percent (.45%) annually; the Institutional Prime Obligations Fund - twenty one-hundredths of one percent (0.20%) annually; and the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%) annually. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

     For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, the Advisor received $2,366,707, $2,459,885 and $2,184,158, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, the Advisor received $1,325,127, $1,588,850 and
$1,245,378, respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, the Advisor received $160,785, $133,336 and $125,213 for the Tax Exempt Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, investment advisory fees paid to the Advisor reflect voluntary reductions in investment advisory fees of $160,785, $133,340 and $125,213, respectively, for the Tax Exempt Fund.

     For the fiscal year ended July 31, 1997, the Advisor received $3,733,019, $953,375, $745,426, $247,500, $2,855,190, $41,620, and $156,820 from the Equity
Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, the Advisor received $111,117 and $36,130 from the Municipal Bond Fund and the Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $224,000, $74,000, $48,000 and $183,000 for the Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $70,000 for the Municipal Bond Fund.

     For the fiscal year ended July 31, 1996, the Advisor received $2,706,627, $669,502, $547,123, $292,620, $2,429,049, $52,834, and $146,775 from the Equity
Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively. For the fiscal year ended July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $962, $165,186, $87,670, $169,405, $61,522, and $171,316, for the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and Florida Fund, respectively.

     For the fiscal year ended July 31, 1995, the Advisor received $1,841,031, $478,789, $461,002, $253,511, $1,807,557, and $29,835 from the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $3,057, $302, $138,571, $76,328, $259,520, and $66,952, for
the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund. For the period from commencement of operations (September 30, 1994) through July 31, 1995, the Advisor received $124,256 from the Florida Fund, which reflects a voluntary reduction in fees of $111,697.

     Each of the Advisory Agreements provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.

     Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 1999 as to each of the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION -Miscellaneous" in the respective Prospectus of the Money Market Funds, the Capital Appreciation Funds, the Income Funds, and the Institutional Money Market Funds), and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

     Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Maturity Fund until January 31, 1999 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Maturity Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Income Funds), and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Advisor. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

     From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisor including, but not limited to,
(i) descriptions of the advisor's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisor's operations.

     AmSouth also serves as Sub-Administrator for the Trust.  See
"SUB-ADMINISTRATOR" below.

INVESTMENT SUB-ADVISORS

     Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 12, 1997 between the Advisor and Rockhaven ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Capital Growth Fund by Peachtree Asset Management ("Peachtree" or "Sub-Advisor") pursuant to a SubAdvisory Agreement dated July 31, 1997 between the Advisor and Peachtree. Investment subadvisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the Advisor and Sub-Advisor (a "Sub-Advisory Agreement"). Investment subadvisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the Advisor and OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor").

     The Sub-Advisors shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which Agreement relates, except that a Sub-Advisor shall be liable to the Advisor for a loss resulting from a breach of fiduciary duty by the Sub-Advisor under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

     Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund until January 31, 1999, with respect to the Capital Growth Fund until July 31, 1999, with respect to the Small Cap Fund until January 31, 1999, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31, 2000, and each SubAdvisory Agreement shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the respective Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Capital Appreciation Funds) and a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Advisor or Sub-Advisor on 60 days written notice. Each Sub-Advisory Agreement will also immediately terminate in the event of its assignment.

     From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of a Sub-Advisor including, but not limited to, (i) descriptions of the Sub-Advisor's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sub-Advisor's operations.

PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreements, the Advisor or Sub-Advisor determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Advisor and Sub-Advisor generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

     Allocation of transactions, including their frequency, to various dealers is determined by the Advisor and the Sub-Advisor in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or Sub-Advisor may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisor and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor. Such information may be useful to the Advisor or Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor or Sub-Advisor in carrying out their obligations to the Trust.

     The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, BISYS, the Sub-Advisor, or their affiliates, and will not give preference to AmSouth's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

     Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Advisor or SubAdvisor. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisor believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Advisor or Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

     During the fiscal year ended July 31, 1997, the Equity Fund paid aggregate brokerage commissions in the amount of $397,271. During the fiscal year ended July 31, 1997, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $98,747. During the fiscal year ended July 31, 1997, the Balanced Fund paid aggregate brokerage commissions in the amount of $145,513. During the period from March 20, 1997 to July 31, 1997, the Equity Income Fund paid aggregate brokerage commissions in the amount of $28,462.

     During the fiscal year ended July 31, 1996, the Equity Fund paid aggregate brokerage commissions in the amount of $265,582. During the fiscal year ended July 31, 1996, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $167,772. During the fiscal year ended July 31, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $489,565.

GLASS-STEAGALL ACT

     In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees of the Trust would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

     Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

ADMINISTRATOR

     ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisors under the Sub-Advisory Agreements, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

     Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisors under the Sub-Advisory Agreements, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

     Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

     For the fiscal year ended July 31, 1997, ASO received $1,183,357, for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $1,229,842 and $1,092,079, respectively, from the Prime Obligations Fund. For the fiscal year ended July 31, 1997, ASO received $662,565; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $794,425 and $622,689, respectively, from the U.S. Treasury Fund. For the fiscal year ended July 31, 1997, ASO received $160,785; for the fiscal years ended July 31, 1996 and July 31, 1995, BISYS and ASO received $133,336 and $125,213, respectively, from the Tax Exempt Fund. For the fiscal year ended July, 1996, management and administration fees reflect voluntary reductions in management and administration fees of $1,000 for the Tax Exempt Fund.

     For the fiscal year ended July 31, 1997, ASO received $745,786, $187,612, $178,921, $59,376, $549,167, $13,872 and $52,277 from the Equity Fund, the
Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, ASO received $33,335 and $9,033 from the Municipal Bond Fund and Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $188,000, $51,000, $119,000, $40,000, $165,000, $14,000 and $53,000 for the
Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, Government Income Fund and the Florida Fund, respectively. For the period ended July 31, 1997, management and administration fees reflect voluntary fee reductions of $22,000 for the Municipal Bond Fund.

     For the fiscal year ended July 31, 1996, BISYS and ASO received $406,464, $100,491, $131,382, $70,255, $389,624, $17,620 and $48,936 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the fiscal year ended July 31, 1996, management and administration fees reflect voluntary fee reductions of $309,086, $67,125, $87,790, $46,757, $259,990,
$17,567, and $48,938 for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively.

     For the fiscal year ended July 31, 1995, BISYS received $276,383, $71,818, $110,640, $60,867, $308,216, and $6,300 from the Equity Fund, the Regional
Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, management and administration fees paid to BISYS reflect voluntary fee reductions of $184,639, $47,954, $73,844, $40,622, $208,553, and $23,481 for the
Equity Fund, the Regional Equity Fund, the Bond Fund, the

Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the period from commencement of operations (September 30, 1994) through July 31, 1995, BISYS received $50,848 from the Florida Fund, which reflects a voluntary reduction in fees of $21,753.

     The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

     The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

EXPENSES

     Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

SUB-ADMINISTRATORS

     AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal year ended July 31, 1997, AmSouth received $539,918.46 with respect to the Trust.

     BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

DISTRIBUTOR

     BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 1999, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

     A Shareholder Servicing Plan regarding the Classic Shares for the Trust was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Shareholder Servicing Plan (the "Independent Trustees"). The Shareholder Servicing Plan reflects the creation of the Classic Shares, and provides for fees only upon that Class.

     The Shareholder Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Classic Shares of that Fund. The Shareholder Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Shareholder Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Classic Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Shareholder Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Shareholder Servicing Plan) indicating the purposes for which such expenditures were made.

     The fee of 0.25% of average daily net assets of the Classic Shares of each Fund payable under the Trust's Shareholder Servicing Plan, to which Classic Shares of each Fund of the Trust are subject, is described in the Classic Shares Prospectuses. For the fiscal year ended July 31, 1997, BISYS received $11,036 with respect to the Classic Shares of the U.S. Treasury Fund (which reflects a fee reduction of $17,000); $122,328 with respect to the Classic Shares of the Prime Obligations Fund (which reflects a fee reduction of $183,000); and $20,128 with respect to the Classic Shares of the Tax-Exempt Fund (which reflects a fee reduction of $30,000).

     The Shareholder Servicing and Distribution Plan regarding the Class B Shares of the Funds (the "Distribution Plan") was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). The Distribution Plan provides for fees only upon the Class B Shares of each Fund, as described in the Class B Shares Prospectuses.

     In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class B Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

CUSTODIAN

     AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES.

     BISYS Fund Services, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.

     The Transfer Agent also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Transfer Agent receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each tax exempt fund and $30,000 for each taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.

AUDITORS

     The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333 are counsel to the Trust.


                     PERFORMANCE INFORMATION

GENERAL

     From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:
(1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust;
(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and
(8) discussions of fund rankings or ratings by recognized rating organizations.

YIELDS OF THE MONEY MARKET FUNDS

     As summarized in the Prospectus of the Money Market Funds under the heading "Performance Information," the "yield" of each of those Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

     The Tax Exempt Fund may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Tax Exempt Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax Exempt Fund is computed by dividing that portion of the effective yield of the Tax Exempt Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

     The yield and effective yield of each of the Money Market Funds and the tax equivalent yield and the tax equivalent effective yield of the Tax Exempt Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

     For the seven-day period ended July 31, 1997, the yield, effective yield, the tax equivalent yield and the tax equivalent effective yield of the Premier Shares and Classic Shares of each Money Market Fund, calculated as described, above was as follows:


                                                                  Tax
                                                Effective      Equivalent       Tax Equivalent
         Fund           Class       Yield         Yield          Yield          Effective Yield
         ----           -----       -----         -----          -----          ---------------
Prime Obligations Fund  Premier       5.08%        5.21%          N/A                 N/A

U.S. Treasury Fund      Premier       4.72%        4.83%          N/A                 N/A

Tax Exempt Fund         Premier       3.18%        3.23%         5.28%               5.37%

Prime Obligations Fund  Classic           4.98%       5.10%        N/A         N/A

U.S. Treasury Fund      Classic           4.62%       4.72%        N/A         N/A

Tax Exempt Fund         Classic           3.08%       3.13%       5.12%       5.20%


YIELD OF THE CAPITAL APPRECIATION FUNDS, THE INCOME FUNDS AND THE TAX-FREE FUNDS

     As summarized in the Prospectuses under the heading "General Information Performance Information," the yield of each of the Capital Appreciation Funds, the Income Funds and the Tax-Free Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Capital Appreciation Funds and the Income Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Capital Appreciation Funds and the Income Funds.

     The Tax-Free Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of each Fund's yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Tax-Free Funds is computed by dividing that portion of the effective yield of the Fund which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

     At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Investors in the Capital Appreciation Funds and the Income Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

     For the 30-day period ending July 31, 1997, the yield and the tax equivalent yield of the Income Funds was:

                                        TAX
                                     EQUIVALENT
      FUND                 YIELD       YIELD

Florida Fund              3.77%        6.26%

Municipal Bond Fund       3.49%        5.80%

Bond Fund                 5.52%         N/A

Government Income Fund    6.05%         N/A

Limited Maturity Fund     5.19%         N/A

      For the 30-day period ending January 31, 1998, the yield of the Capital Appreciation Funds was:

         FUND             CLASS           YIELD

Equity Fund             Premier           1.07%

Regional Equity Fund    Premier           0.50%

Balanced Fund           Premier           2.80%

Equity Income Fund      Premier           2.12%

Capital Growth Fund     Premier          (0.12)%

Equity Fund             Classic           0.80%

Regional Equity Fund    Classic           0.24%

Balanced Fund           Classic           2.44%

Equity Income Fund      Classic           1.80%

Capital Growth Fund     Classic          (0.21)%

Equity Fund             Class B           0.16%

Regional Equity Fund    Class B          (0.45)%

Balanced Fund           Class B           1.85%

Equity Income Fund      Class B           1.19%

Capital Growth Fund     Class B          (1.05)%

CALCULATION OF TOTAL RETURN

     Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

     For the one-year and five-year periods ended July 31, 1997, average annual total return was as follows:

         Fund                 Class           One-year    Five-year
         ----                 -----           --------    ---------
Prime Obligations Fund        Premier           5.00%       4.18%
U.S. Treasury Fund            Premier           4.70%       4.00%
Tax Exempt Fund               Premier           3.15%       2.72%
Prime Obligations Fund        Classic           4.90%       4.15%
U.S. Treasury Fund            Classic           4.60%       3.97%
Tax Exempt Fund               Classic           3.04%       2.69%
Florida Fund                  N/A               2.61%       N/A
Bond Fund                     N/A               6.05%       5.98%
Limited Maturity Fund         N/A               2.96%       4.54%
Government Income Fund        N/A               5.82%       N/A


     For the one-year and five-year periods ended January 31, 1998, average annual total return was as follows:


         Fund                 Class            One-year         Five-year
         ----                 -----            --------         ---------
Equity Fund                   Premier           27.84%            17.77%
Regional Equity Fund          Premier           18.08%            14.28%
Balanced Fund                 Premier           19.55%            13.02%

Equity Fund                   Classic           22.06%            16.69%
Regional Equity Fund          Classic           12.69%            13.21%
Balanced Fund                 Classic           14.14%            11.98%

Equity Fund                   Class B           22.53%            17.51%
Regional Equity Fund          Class B           12.65%            13.96%
Balanced Fund                 Class B           14.09%            12.68%

     For the period from commencement of operations through July 31, 1997, the average annual total return was as follows:

                                          Commencement of Operation     Commencement
         Fund                 Class       Through July 31, 1997         Of Operations Date
         ----                 -----       ---------------------         ------------------
Prime Obligations Fund        Premier                 5.43%             August 8, 1988
U.S. Treasury Fund            Premier                 5.21%             September 8, 1988
Tax Exempt Fund               Premier                 3.09%             June 27, 1988
Prime Obligations Fund        Classic                 5.41%             April 1, 1996
U.S. Treasury Fund            Classic                 5.20%             April 1, 1996
Tax Exempt Fund               Classic                 3.07%             April 1, 1996
Florida Fund                  N/A                     4.70%             September 30, 1994
Municipal Bond Fund           N/A                    (2.25)%            July 1, 1997
Bond Fund                     N/A                     8.11%             December 1, 1988
Limited Maturity Fund         N/A                     6.67%             February 1, 1988
Government Income Fund         N/A                    4.87%             October 1, 1993


     For the period from commencement of operations through January 31, 1998, the average annual total return was as follows:

                                          Commencement of Operation           Commencement
         Fund                 Class       Through January 31, 1998            Of Operations Date
         ----                 -----       -------------------------------     ------------------
Equity Fund                   Premier                 15.24%                  December 1, 1988
Regional Equity Fund          Premier                 15.91%                  December 1, 1988
Balanced Fund                 Premier                 13.60%                  December 19, 1991
Equity Income Fund            Premier                 21.34%                  March 20, 1997
Capital Growth Fund           Premier                  1.50%                  July 31, 1997
Equity Fund                   Class B                 15.21%                  December 1, 1988
Regional Equity Fund          Class B                 15.87%                  December 1, 1988
Balanced Fund                 Class B                 13.44%                  December 19, 1991
Equity Income Fund            Class B                 15.76%                  March 20, 1997
Capital Growth Fund           Class B                 (3.90)%                 July 31, 1997
Equity Fund                   Classic                 14.66%                  December 1, 1988
Regional Equity Fund          Classic                 15.33%                  December 1, 1988
Balanced Fund                 Classic                 12.74%                  December 19, 1991
Equity Income Fund            Classic                 15.78%                  March 20, 1997
Capital Growth Fund           Classic                 (3.16)%                 July 31, 1997


PERFORMANCE COMPARISONS

     YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

     Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Shearson Lehman Government/Corporate Bond Index (the "SL Government/ Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

ALL FUNDS. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.

                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

     The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988 and to "AmSouth Mutual Funds" as of August 19, 1993 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has eighteen series of Shares which represent interests in the Prime Obligations Fund, the U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund, the Enhanced Market Fund, the Institutional Prime Obligations Fund, and the Institutional U.S. Treasury Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.

     Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

     As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Trust and its Shares," Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when matters pertain to the Shareholder Servicing Plan, and
(iv) when matters pertain to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER LIABILITY

     Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

     The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

     As of June 4, 1998, the trustees and officers of the Trust, as a group, owned less than 1% of the Premier Shares, of the Classic Shares and of the Class B Shares of any of the AmSouth Funds.

     As of June 4, 1998, AmSouth, 1901 Sixth Avenue-North, Birmingham, Alabama 35203 was the Shareholder of record of the outstanding voting shares of the Premier Shares of the Funds as follows: 90.72% of the Prime Obligations Fund, 98.48% of the U.S. Treasury Fund, 99.99% of the Tax Exempt Fund, 95.01% of the Equity Fund, 93.67% of the Regional Equity Fund, 95.27% of the Bond Fund, 98.35% of the Limited Maturity Fund, 97.39% of the Balanced Fund, 96.55% of the Florida Fund, 99.99% of the Government Income Fund, 99.22% of the Municipal Bond Fund, 99.99% of the Equity Income Fund, 95.70% of the Capital Growth Fund, and 100% of the Small Cap Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Premier Class of each of the above-mentioned Funds. The ultimate parent of AmSouth is AmSouth Bancorporation.

     As of June 4, 1998 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Classic Shares of the Funds as follows: 98.34% of the Prime Obligations Fund, 86.98% of the Treasury Fund, 91.83% of the Tax Exempt Fund,

18.12% of the Government Income Fund, 18.82% of the Bond Fund, 25.00% of the Limited Maturity Fund, 30.84%of the Municipal Bond Fund, 75.80% of the Florida Fund, and 33.11% of the Capital Growth Fund. As of June 4, 1998 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of the outstanding voting Shares of the Class B Shares of the Funds as follows: 81.05% of the Bond Fund, 6.61% of the Regional Equity Fund, and 10.59% of the Small Cap Fund. National Financial Services Corporation under the 1940 Act may be deemed to be a controlling person of the Classic Shares of the Prime Obligations Fund, Treasury Fund, Tax Exempt Fund, Limited Maturity Fund, Municipal Bond Fund, Florida Fund and Capital Growth Fund and the Class B Shares of the Bond Fund.

     The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of June 4, 1998:


              U.S. TREASURY FUND -- CLASSIC SHARES

                            NUMBER OF
NAME AND ADDRESS              SHARES              PERCENTAGE
Association of Edison         840,550.080           11.69%
  Illumination
600 18th Street North
Birmingham, AL 35291

                  EQUITY FUND -- CLASSIC SHARES

                                    Number of
Name And Address                     Shares            Percentage

National Bank of Commerce          209,018.061            7.26%
TRST Maynard Cooper
P.O. Box 10686
Birmingham, AL 35202-0686

             LIMITED MATURITY FUND -- CLASSIC SHARES

                            NUMBER OF
NAME AND ADDRESS              SHARES              PERCENTAGE
----------------              ------              ----------

Morgan Keegan CF Inc.         28,704.275            7.15%
Robert P. Hall DMD SEP IRA
19493 Scenic HWY 98
Fairhope, AL 36532

Alabama Symphony Foundation   103,037.604         25.67%
Attn:  Edwina Britton
C/O Alabama Symphony Orchestra

P.O. Box 2125
Birmingham, AL  35201


              MUNICIPAL BOND FUND -- CLASSIC SHARES

                              NUMBER OF
NAME AND ADDRESS              SHARES              PERCENTAGE
----------------              ------              ----------
Sterne Agee Leach Inc.        13,428.891             5.15%
AC 2432-0915

CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209

Lynspen & Company             80,325.445           30.80%
P.O. Box 2554
Birmingham, AL  35290

JC Bradford Co Cust FBO       13,176.907            5.05%
Janet Haynes Revocable
330 Commerce St.
Nashville, TN  37201-1899

Sterne Agee Leach Inc.        17,980.206             6.89%
AC 8102-3199

CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL 35209

            PRIME OBLIGATIONS FUND -- CLASS B SHARES

                              NUMBER OF
NAME AND ADDRESS              SHARES              PERCENTAGE

BISYS Fund Services             10.00                100.00%
3435 Stelzer Road
Columbus, OH 43219

     The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

     The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

     The Independent Accountant's Report for the year ended July 31, 1997, Financial Statements for the AmSouth Mutual Funds for the period ended July 31, 1997, are all incorporated by reference to the Annual Report of the AmSouth Mutual Funds, dated as of such dates, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. Financial Statements (unaudited) for the AmSouth Mutual Funds, Capital Appreciation Funds (Classic Shares and Class B Shares) for the six-month period ended January 31, 1998, are all incorporated by reference to the Semi-Annual Report of the AmSouth Mutual Funds, dated as of such date which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

                                    APPENDIX

     COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B is regarded as having only speculative capacity for timely payment. Commercial paper rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Commercial paper rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Commercial paper rated F-1 by Fitch Information Service ("Fitch") is regarded as having a very strong degree of assurance for timely payments. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Commercial paper rated F-3 has an adequate degree of assurance for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated F-S have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

CORPORATE DEBT AND STATE AND MUNICIPAL BOND RATINGS.

     STANDARD & POOR'S CORPORATION. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

     BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC -- The rating "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

     MOODY'S INVESTOR SERVICES. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

OTHER RATINGS OF MUNICIPAL OBLIGATIONS

     The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.

     S&P SP-1 and SP-2 municipal note rating (the two highest ratings assigned) are described as follows:

     "SP-1" Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     "SP-2" Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

PREFERRED STOCK RATINGS

     The following summarizes the ratings used by Moody's for preferred stock:

     "aaa" An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     The following summarizes the ratings used by Standard & Poor's for preferred stock:

     "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     "AA" A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     "A" An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     "BB," "B," "CCC" Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "CC" The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     "C"  A preferred stock rated "C" is a nonpaying issue.

     "D" A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

     "N.R." This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     "Plus (+) or minus (-)" To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              AMSOUTH MUTUAL FUNDS
                        INSTITUTIONAL MONEY MARKET FUNDS

                                                                For current yield, purchase,
3435 Stelzer Road                                               and redemption information,
Columbus, Ohio 43219                                            call (800) 451-8382

     The AmSouth Institutional Money Market Funds (the "Institutional Money Market Funds") are two of eighteen series of units of beneficial interest ("Shares") each representing interests in one of eighteen separate investment funds (the "Funds") of AmSouth Mutual Funds (the "Trust"), an open-end management investment company. All securities or instruments in which the Institutional Money Market Funds invest have remaining maturities of 397 days or less. Each Institutional Money Market Fund seeks to maintain a constant net asset value of $1.00 per unit of beneficial interest, but there can be no assurance that net asset value will not vary. Currently, shares are not being offered in the Institutional U.S. Treasury Fund.

     AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS FUND (the "Institutional Prime Obligations Fund") seeks current income with liquidity and stability of principal. The Institutional Prime Obligations Fund invests in high quality U.S. dollar-denominated money market instruments and other high-quality U.S. dollar-denominated instruments.

     AMSOUTH INSTITUTIONAL U.S. TREASURY FUND (the "Institutional U.S. Treasury Fund") seeks current income with liquidity and stability of principal. The Institutional U.S. Treasury Fund invests exclusively in short-term obligations issued by the U.S. Treasury, some of which may be subject to repurchase agreements collateralized by U.S. Treasury obligations.

     AmSouth Bank, Birmingham, Alabama ("AmSouth"), acts as the investment advisor to each Money Market Fund ("Advisor"). BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), Columbus, Ohio, acts as distributor to each Institutional Money Market Fund ("Distributor").

     Each Institutional Money Market Fund has been divided into three classes of
Shares: Class I Shares, Class II Shares and Class III Shares. Class I Shares require a minimum initial investment of $3 million and are offered to (i) Customers for whom AmSouth acts in a fiduciary, advisory, custodial, agency, or similar capacity, and (ii) fiduciary Customers of other Financial Institutions approved by the Distributor. Class II Shares and Class III Shares are offered as a cash sweep vehicle to institutional or corporate Customers of AmSouth and of other Financial Institutions approved by the Distributor.

     This Prospectus relates only to the Institutional Money Market Funds. Interested persons who wish to obtain a copy of the prospectuses of the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Balanced Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, and the AmSouth Enhanced Market Fund (the "Capital Appreciation Funds"); the AmSouth Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Municipal Bond Fund, and the AmSouth Florida Tax-Free Fund (the "Income Funds"); the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax Exempt Fund (the "Money Market Funds") may contact the Distributor at the telephone number shown above. Additional information about the Institutional Money Market Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address or by calling the Trust at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     This Prospectus sets forth concisely the information about the Institutional Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED
   BY AMSOUTH OR ANY OF ITS AFFILIATES. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR BY ANY OTHER AGENCY. AN INVESTMENT IN THE TRUST'S SHARES INVOLVES INVESTMENT
                RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------

     AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A
                   STABLE NET ASSET VALUE OF $1.00 PER SHARE.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION OF THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
                            ------------------------

               The date of this Prospectus is September 1, 1998.

                                   FEE TABLE

                                                          INSTITUTIONAL                       INSTITUTIONAL
                                                      PRIME OBLIGATIONS FUND                U.S. TREASURY FUND
                                                 --------------------------------    --------------------------------
                                                 CLASS I    CLASS II    CLASS III    CLASS I    CLASS II    CLASS III
                                                 SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
                                                 -------    --------    ---------    -------    --------    ---------
SHAREHOLDER TRANSACTION EXPENSES(1)
  Maximum Sales Load Imposed on Purchases (as a
    percentage of offering price)..............      0%          0%          0%          0%          0%          0%
  Maximum Sales Load Imposed on Reinvested
    Dividends (as a percentage of offering
    price).....................................      0%          0%          0%          0%          0%          0%
  Deferred Sales Load (as a percentage of
    original purchase price or redemption
    proceeds, as applicable)...................      0%          0%          0%          0%          0%          0%
  Redemption Fees (as a percentage of amount
    redeemed, if applicable)(2)................      0%          0%          0%          0%          0%          0%
  Exchange Fee.................................     $0          $0          $0          $0          $0          $0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees (after voluntary fee
      reductions)(3)...........................   0.07%       0.07%       0.07%       0.07%       0.07%       0.07%
    12b-1 Fees.................................   0.00%       0.25%       0.50%       0.00%       0.25%       0.50%
    Other Expenses(4)..........................   0.18%       0.18%       0.18%       0.18%       0.18%       0.18%
    Total Fund Operating Expenses (after
      voluntary fee reductions)(5).............   0.25%       0.50%       0.75%       0.25%       0.50%       0.75%
                                                  ====        ====        ====        ====        ====        ====

------------

(1) Financial Institutions may charge a Customer's (as defined in the Prospectus) account fees for automatic investment and other cash management services provided in connection with investment in an Institutional Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of Shares.")

(2) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a shareholder. (See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Telephone.")

(3) Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average net assets would be 0.20% for the Class I, Class II and Class III Shares of the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund.

(4) Absent the voluntary reduction of administration fees, Other Expenses would be 0.20% for Class I Shares of the Institutional Prime Obligations Fund, 0.20% for Class II Shares of the Institutional Prime Obligations Fund, 0.20% for Class III Shares of the Institutional Prime Obligations Fund, 0.20% for Class I Shares of the Institutional U.S. Treasury Fund, 0.20% for Class II Shares of the Institutional U.S. Treasury Fund and 0.20% for Class III Shares of the Institutional U.S. Treasury Fund. Other Expenses are based on estimated amounts for the current fiscal year.

(5) Absent the voluntary reduction of investment advisory and administration fees, Total Fund Operating Expenses would be 0.40% for Class I Shares of the Institutional Prime Obligations Fund, 0.65% for Class II Shares of the Institutional Prime Obligations Fund, 0.90% for Class III Shares of the Institutional Prime Obligations Fund, 0.40% for Class I Shares of the Institutional U.S. Treasury Fund, 0.65% for Class II Shares of the Institutional U.S. Treasury Fund and 0.90% for Class III Shares of the Institutional U.S. Treasury Fund.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                  1 YEAR                          3 YEARS
                                                      ------------------------------   ------------------------------
                                                      CLASS I   CLASS II   CLASS III   CLASS I   CLASS II   CLASS III
                                                      SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                                      -------   --------   ---------   -------   --------   ---------
Institutional Prime Obligations Fund................    $3         $5         $8         $8        $16         $24
Institutional U.S. Treasury Fund....................    $3         $5         $8         $8        $16         $24

  The purpose of the tables above is to assist an investor in a Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS" for a more complete discussion of annual operating expenses of the Institutional Money Market Funds.

  THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund is to seek current income with liquidity and stability of principal. Although the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund have the same Advisor and the same investment objective, their particular portfolio securities and yield will ordinarily differ due to differences in the types of investments permitted, cash flow, and the availability of particular portfolio investments. Market conditions and interest rates may affect the types and yields of securities held in each Fund. The investment objective of each Institutional Money Market Fund is fundamental and may not be changed without a vote of the outstanding Shares of that Fund (as defined below under "GENERAL INFORMATION -- Miscellaneous.") There can be, of course, no assurance that either Institutional Money Market Fund will achieve its investment objective.

  Changes in prevailing interest rates may affect the yield, and possibly the net asset value, of each Fund. Each of the Institutional Money Market Funds invests only in those securities and instruments considered by the Advisor to present minimal credit risks under guidelines established by the Trust's Board of Trustees. All securities or instruments in which each of the Institutional Money Market Funds invest have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer maturities. The dollar-weighted average maturity of the securities in each Institutional Money Market Fund will not exceed 90 days.

  THE INSTITUTIONAL PRIME OBLIGATIONS FUND invests in U.S. dollar-denominated, high-quality short-term debt instruments. All securities in which the Fund invests will be eligible for purchase by a national bank in accordance with federal law and regulations. Investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term rating from at least two nationally recognized statistical rating organizations (an "NRSRO") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.) or one NRSRO if only rated by one NRSRO or (ii) do not possess a rating (i.e., are unrated) but are determined to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Trustees. The Statement of Additional Information contains further information concerning the rating and other requirements governing the Institutional Prime Obligation Fund's investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer. The Statement also identifies the NRSROs that may be utilized by the Advisor with respect to portfolio investments for the Fund and provides a description of the relevant ratings assigned by each such NRSRO.

  THE INSTITUTIONAL U.S. TREASURY FUND invests exclusively in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury. Such obligations may include "stripped" U.S. Treasury obligations such as Treasury Receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest payments on the security. These securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Obligations purchased by the Institutional U.S. Treasury Fund may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

U.S. GOVERNMENT SECURITIES

  The Institutional Prime Obligations Fund will invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Bank or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Institutional Prime Obligations Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

BANK OBLIGATIONS

  The Institutional Prime Obligations Fund may invest in bankers' acceptances guaranteed by domestic and foreign banks if at the time of investment the guarantor bank has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements). The Institutional Prime Obligations Fund may invest in certificates of deposit and demand and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

FOREIGN OBLIGATIONS

  The Institutional Prime Obligations Fund may also invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

  The Institutional Prime Obligations Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

  The Institutional Prime Obligations Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Institutional Prime Obligations Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

  Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Institutional Prime Obligations Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Institutional Prime Obligations Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Advisor believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in U.S. dollars.

VARIABLE AMOUNT DEMAND NOTES

  Variable amount master demand notes in which the Institutional Prime Obligations Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Institutional Prime Obligations Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Institutional Prime Obligations Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

FUNDING AGREEMENTS

  The Institutional Prime Obligations Fund may invest in funding agreements ("Funding Agreements"), also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Institutional Prime Obligations Fund invests an amount of cash with an insurance company and the insurance company credits such investment on a monthly basis with guaranteed interest which is based on an index. The Funding Agreements provide that this guaranteed interest will not be less than a certain minimum rate. The Funding Agreements provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Institutional Prime Obligations Fund will only purchase a Funding Agreement (i) when the Advisor has determined, under guidelines established by the Board of Trustees, that the Funding Agreement presents minimal credit risks to the Institutional Prime Obligations Fund and is of comparable quality to instruments that are rated high quality by an NRSRO that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument and (ii) if it may receive all principal of and accrued interest on a Funding Agreement at any time upon thirty days' written notice. Because the Institutional Prime Obligations Fund may not receive the principal amount of a Funding Agreement from the insurance company on seven days' notice or less, the Funding Agreement is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, may not exceed 10% of the Fund's net assets. In determining average weighted portfolio maturity, a Funding Agreement will be deemed to have a maturity equal to 30 days, representing the period of time remaining until the principal amount can be recovered through demand.

ASSET-BACKED SECURITIES

  The Institutional Prime Obligations Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

  Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

  Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

  Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Institutional Prime Obligations Fund will be subject to the same quality requirements as other securities purchased by the Fund.

OTHER INVESTMENTS

  The Institutional Prime Obligations Fund may invest in the securities of other money market funds that have similar policies and objectives, invest in securities of equal or higher short-term ratings, and are in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

  The Institutional Prime Obligations Fund may also invest in short-term municipal obligations.

REPURCHASE AGREEMENTS

  Securities held by the Institutional Money Market Funds may be subject to repurchase agreements. If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, an Institutional Money Market Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Institutional Money Market Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Institutional Money Market Fund may incur delays and costs in selling the underlying security or may suffer a loss of principal and interest if the Institutional Money Market Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Except as described below under "Investment Restrictions" there is no aggregate limitation on the amount of any Institutional Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

  Each Institutional Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, an Institutional Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by an Institutional Money Market Fund may decline below the price at which the Institutional Money Market Fund is obligated to repurchase the securities.

                            INVESTMENT RESTRICTIONS

  Each Institutional Money Market Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of that Fund (see "GENERAL INFORMATION -- Miscellaneous" in this prospectus).

INSTITUTIONAL PRIME OBLIGATIONS FUND

  The Institutional Prime Obligations Fund may not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Institutional Prime Obligations Fund's total assets would be invested in such issuer, except that 25% or less of the value of the Institutional Prime Obligations Fund's total assets may be invested without regard to such 5% limitation. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

  2. Purchase any securities which would cause more than 25% of the value of the Institutional Prime Obligations Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, bank certificates of deposit or bankers' acceptances issued by a domestic bank or by a U.S. branch of a foreign bank provided that such U.S. branch is subject to the same regulation as U.S. banks, and repurchase agreements secured by bank instruments or obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

INSTITUTIONAL U.S. TREASURY FUND

  The Institutional U.S. Treasury Fund may not purchase securities other than bills, notes, and bonds issued by the U.S. Treasury, certain of which securities may be subject to repurchase agreements collateralized by the underlying U.S. Treasury obligation.

INSTITUTIONAL PRIME OBLIGATIONS FUND AND INSTITUTIONAL U.S. TREASURY FUND

  The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund may not:

  1. Borrow money or issue senior securities, except that each Institutional Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. An Institutional Money Market Fund will not purchase securities while its borrowings

(including reverse repurchase agreements) exceed 5% of its total assets.

  2. Make loans, except that each Institutional Money Market Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

                              VALUATION OF SHARES

  The net asset value of the Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund is determined and its Shares are priced as of 2:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of such Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to an Institutional Money Market Fund, less the liabilities charged to that Class, by the number of the outstanding Shares of that Class.

  The assets in each Institutional Money Market Fund are valued based upon the amortized cost method. Pursuant to rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, each Institutional Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Trust seeks to maintain each Institutional Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares of the Institutional Money Market Funds are sold on a continuous basis by the Trust's distributor, BISYS Fund Services (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Trust at (800) 451-8382.

  Each Institutional Money Market Fund offers three classes of Shares: Class I Shares, Class II Shares and Class III Shares. The three classes of Shares of a particular Fund represent interests in the same investments and are identical in all respects except that (i) Class II Shares and Class III Shares bear the expense of a fee under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause Class II Shares and Class III Shares to have higher expense ratios and to pay lower dividends than those of the Class I Shares, and (ii) Class II Shares and Class III Shares have certain exclusive voting rights with respect to the Distribution Plan.

  Class I Shares require a minimum initial investment of $3 million and are offered to (i) Customers for whom AmSouth acts in a fiduciary, advisory, custodial, agency, or similar capacity, and (ii) fiduciary Customers of other Financial Institutions approved by the Distributor. Class II Shares and Class III Shares are offered as a cash sweep vehicle to institutional or corporate Customers of

AmSouth and of other Financial Institutions approved by the Distributor.

PURCHASES OF SHARES

  Shares of the Institutional Money Market Funds may be purchased through procedures established by the Distributor in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by AmSouth or by a financial institution that provides certain administrative support services for their customers or accountholders (collectively, "Financial Institutions"). These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by Financial Institutions and their Customers are invested by the Distributor in Shares of an Institutional Money Market Fund. This Prospectus should be read in conjunction with information received from the Financial Institutions.

  Shares of the Institutional Money Market Funds sold to Financial Institutions acting in a fiduciary, advisory, custodial, agency, or similar capacity on behalf of Customers will normally be held of record by Financial Institutions. With respect to Shares so sold, it is the responsibility of the particular Financial Institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Financial Institution and reflected in the account statements provided by Financial Institutions to Customers.

  There is no sales charge imposed by the Trust in connection with the purchase of Shares of an Institutional Money Market Fund.

  Shares of the Institutional Money Market Funds are purchased at the appropriate net asset value per Share (see "VALUATION OF SHARES") next determined after receipt by the Distributor of an order in good form to purchase Shares. An order to purchase Shares will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Trust's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares which is transmitted by federal funds wire will be available the same day for investment by the Trust's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). Payments transmitted by other means (such as by check drawn on a member of the Federal Reserve System) will normally be converted into federal funds within two banking days after receipt. The Trust strongly recommends that investors use federal funds to purchase Shares.

  Each Institutional Money Market Fund has been divided into three classes of
Shares: Class I Shares, Class II Shares and Class III Shares. Class I Shares require a minimum initial investment of $3 million and are offered to (i) Customers for whom AmSouth acts in a fiduciary, advisory, custodial, agency, or similar capacity, and (ii) fiduciary Customers of other Financial Institutions approved by the Distributor; there is no minimum investment amount for subsequent purchases.

  There is no limitation on the amount of Shares that may be purchased.

  Purchases of Shares of an Institutional Money Market Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of such Institutional Money Market Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day. Shares of an Institutional Money Market Fund purchased before 2:00 p.m., Eastern time, begin earning dividends on the same Business Day. All Shares of an Institutional Money Market Fund continue to earn dividends through the day before their redemption.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares of the particular Fund owned by the Shareholder. In the case of Shares held of record by Financial Institutions but beneficially owned by a Customer, confirmations of purchases, exchanges, and redemptions of Shares by a Financial Institution will be sent to the Customer by the Financial Institution. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

EXCHANGE PRIVILEGE

  Shares of an Institutional Money Market Fund may be exchanged for Shares of the same Class of the other Institutional Money Market Fund. Shares of an Institutional Money Market Fund may not be exchanged for Premier Shares, Classic Shares or Class B Shares of the other AmSouth Mutual Funds.

ADDITIONAL INFORMATION ABOUT EXCHANGES

  An exchange from one Fund to another Fund is considered to be a taxable event for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange Privileges may be exercised only in those states where Shares may legally be sold, and may be amended or terminated at any time upon sixty (60) days' prior notice to Shareholders.

  The Exchange Privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Excessive exchange transactions may potentially disrupt the management of the Trust and increase transaction costs. Accordingly, in order to prevent excessive use of the Exchange Privilege, the Trust has established a policy of prohibiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during a calendar year.

REDEMPTION OF SHARES

  Shareholders may redeem their Shares without charge, on any day that net asset value is calculated (see "VALUATION OF SHARES"). Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at a Financial Institution. For example, if a Customer has agreed with a Financial Institution to maintain a minimum balance in his or her account with the Financial Institution, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Financial Institution may redeem for and on behalf of the Customer, all or part of the Customer's Shares of a Fund of the Trust to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Transfer Agent, at AmSouth Mutual Funds, 3435 Stelzer Road, Columbus, OH 43219, in order to constitute a valid tender for redemption. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a previously designated bank account. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

  A Shareholder may have the payment of redemption requests wired or mailed directly to a domestic financial institution account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following the receipt of a valid request for redemption. Wire redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The wire redemption charge is currently $7.00, however, such charge may be reduced by the Transfer Agent. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Trust at (800) 451-8382. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized account.

  During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Distributor by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail."

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Transfer Agent before 2:00 p.m., Eastern time, on a Business Day or, if the request for redemption is received after 2:00 p.m., Eastern time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Trust or the Shareholders of the particular Institutional Money Market Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Trust may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Trust may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Trust may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  The Trust reserves the right to convert, at net asset value, Class I Shares of any Shareholder to Premier Shares if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in Class I Shares of an Institutional Money Market Fund has a value of less than $3 million. Accordingly, an investor purchasing Class I Shares of an Institutional Money Market Fund in only the minimum investment amount may be subject to such involuntary conversion to Premier Shares of a Money Market Fund if he or she thereafter redeems some of his or her Shares. Before the Trust exercises its right to convert Class I Shares to Premier Shares, the Shareholder will be given notice that the value of the Class I Shares in his or her account is less than the minimum amount and the Shareholder will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $3 million.

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" and
"VALUATION -- Valuation of the Institutional Money Market Funds" in the Statement of Additional Information for examples of when the Trust may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the Investment Company Act of 1940, as amended.

                              DIVIDENDS AND TAXES

  The net income of each Institutional Money Market Fund is declared daily as a dividend to Shareholders of record at the close of business on the day of declaration. Dividends will generally be paid monthly. Distributable net capital gains (if any) will be distributed at least annually. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the same class at net asset value as of the date of payment unless the Shareholder elects to receive such dividends or distributions in cash. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at P.O. Box 182733, Columbus, Ohio 43218-2733, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Dividends are generally taxable when received. However, dividends declared in October, November, or December to Shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the prior year.

  Each Institutional Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Institutional Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, an Institutional Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute their income on a timely basis. Each Institutional Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing all its net income and substantially all its net capital gain income. Shareholders will be advised at least annually as to the character for federal income tax purposes of distributions made during the year.

  The amount of dividends payable with respect to Class I Shares will exceed dividends on Class II Shares, and the amount of dividends on Class II Shares will exceed the dividends on Class III Shares, as a result of the Distribution and Shareholder Services Plan fee of 0.25% applicable to Class II Shares and of 0.50% applicable to Class III Shares.

  Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of each Fund's earnings and profits as determined for tax purposes. Because all of the net investment income of each Institutional Money Market Fund is expected to be interest income, it is anticipated that no distributions will qualify for the dividends received deduction for corporate shareholders. The Institutional Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code. Dividends received by a Shareholder that are derived from the Institutional U.S. Treasury Fund's investments in U.S. government obligations may not be eligible for exemption from state and local taxes even though the income on such investments would have been exempt from state and local taxes if the Shareholder directly held such investments. In addition, the state and local tax exemp-tion for interest earned on U.S. government obligations may not extend to income earned on U.S. government obligations that are subject to a repurchase agreement. Shareholders are advised to consult their own tax advisors concerning their own tax situation and the application of state and local taxes.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Additional Tax Information."

  The foregoing discussion is limited to federal income tax consequences and is based on tax laws and regulations which are in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing is also intended only as a brief summary of some of the important tax considerations generally affecting the Institutional Money Market Funds and Shareholders. Potential investors are urged to consult their tax advisors concerning their own tax situations and concerning the application of state and local taxes which may differ from the federal income tax consequences described above.

                       MANAGEMENT OF AMSOUTH MUTUAL FUNDS

TRUSTEES OF THE TRUST

  Overall responsibility for management of the Trust rests with the Board of Trustees of the Trust, who are elected by the Shareholders of the Trust. There are currently six Trustees, two of whom are "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. The Trustees of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                                       POSITION(S) HELD              PRINCIPAL OCCUPATION
          NAME AND ADDRESS              WITH THE TRUST              DURING THE PAST 5 YEARS
          ----------------             ----------------             -----------------------
George R. Landreth*                        Chairman       From December 1992 to present, employee of
BISYS Fund Services                                       BISYS Fund Services, Limited Partnership;
3435 Stelzer Road                                         from July 1991 to December 1992, employee
Columbus, Ohio 43219                                      of PNC Financial Corp.; from October 1984
                                                          to July 1991, employee of The Central Trust
                                                          Co., N.A.

Dick D. Briggs, Jr., M.D.                   Trustee       From September 1989 to present, Emeritus
459 DER Building                                          Professor and Eminent Scholar Chair, Univ.
1808 7th Avenue South                                     of Alabama at Birmingham; from October 1979
UAB Medical Center                                        to present, Physician, University of
Birmingham, Alabama 35294                                 Alabama Health Services Foundation; from
                                                          1981 to 1995, Professor and Vice Chairman,
                                                          Department of Medicine, University of
                                                          Alabama at Birmingham School of Medicine;
                                                          from June 1988 to October 1992, President,
                                                          Chief Executive Officer and Medical
                                                          Director, University of Alabama Health
                                                          Services Foundation

Wendell D. Cleaver                          Trustee       From September, 1993 to present, retired;
209 Lakewood Drive, West                                  from December 1988 to August, 1993,
Mobile, Alabama 36608                                     Executive Vice President, Chief Operating
                                                          Officer and Director, Mobile Gas Service
                                                          Corporation

J. David Huber*                             Trustee       From June 1987 to present, employee of
BISYS Fund Services                                       BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219
Homer H. Turner, Jr.                        Trustee       From June 1991 to present, retired; until
751 Cary Drive                                            June 1991, Vice President, Birmingham
Auburn, Alabama 36830-2505                                Division, Alabama Power Company

                                       POSITION(S) HELD              PRINCIPAL OCCUPATION
          NAME AND ADDRESS              WITH THE TRUST              DURING THE PAST 5 YEARS
          ----------------             ----------------             -----------------------
James H. Woodward, Jr.                      Trustee       From 1996 to present, Trustee, The Sessions
The University of North                                   Group; from July 1989 to present,
  Carolina at Charlotte                                   Chancellor, The University of North
Charlotte, North Carolina 28223                           Carolina at Charlotte; from April 1997 to
                                                          present, Trustee BISYS Variable Insurance
                                                          Funds; from August 1984 to July 1989,
                                                          Senior Vice President, University College,
                                                          University of Alabama at Birmingham

------------

  * Indicates an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

  The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, or BISYS Fund Services, Inc. receives any compensation from the Trust for acting as a Trustee. The officers of the Trust (see the Statement of Additional Information) receive no compensation directly from the Trust for performing the duties of their offices. BISYS Fund Services receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and providing fund accounting services to the Trust. Messrs. Landreth and Huber are executive officers and employees of BISYS Fund Services.

INVESTMENT ADVISOR

  AmSouth is the Advisor of each Fund of the Trust. AmSouth is the bank affiliate of AmSouth Bancorporation, one of the largest banking institutions headquartered in the mid-south region. AmSouth Bancorporation reported assets as of March 31, 1998 of $19.4 billion and operated 270 banking offices in Alabama, Florida, Georgia and Tennessee. AmSouth has provided investment management services through its Trust Investment Department since 1915. As of March 31, 1998, AmSouth and its affiliates had over $8.7 billion in assets under discretionary management and provided custody services for an additional $21.6 billion in securities. AmSouth is the largest provider of trust services in Alabama and its Trust Natural Resources and Real Estate Department is a major manager of timberland, mineral, oil and gas properties and other real estate interests.

  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the respective investment objectives and restrictions of the Institutional Money Market Funds, the Advisor manages the Institutional Money Market Funds, makes decisions with respect to and places orders for all purchases and sales of their investment securities, and maintains their records relating to such purchases and sales.

  Under an investment advisory agreement between the Trust and the Advisor, the fee payable to the Advisor by each Institutional Money Market Fund for investment advisory services is the lesser of (a) a fee computed daily and paid monthly at the annual rate of twenty one-hundredths of one percent (0.20%) of such Institutional Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower an Institutional Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

ADMINISTRATOR

  ASO Services Company ("ASO") is the administrator for each Fund of the Trust (the "Adminis-trator"). ASO is a wholly owned subsidiary of BISYS. BISYS is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Institutional Money Market Funds' administration and operation. Under a management and administration agreement between the Trust and the Administrator, the fee payable by each Institutional Money Market Fund to the Administrator for administration services is the lesser of (a) a fee computed at the annual rate of ten one-hundredths of one percent (0.10%) of such Institutional Money Market Fund's average daily net assets or (b) such fee as may from time to time be agreed upon by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower an Institutional Money Market Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.

SUB-ADMINISTRATORS

  AmSouth serves as a Sub-Administrator to the Trust. Pursuant to its current agreement with the Administrator, the Sub-Administrator has assumed certain of the Administrator's duties, for which the Sub-Administrator receives a fee, paid by the Administrator, calculated at an annual rate of up to ten one-hundredths of one percent (0.10%) of each Institutional Money Market Fund's average daily net assets.

  BISYS Fund Services serves as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS is entitled to compensation as mutually agreed from time to time by it and the Administrator.

DISTRIBUTOR

  BISYS Fund Services acts as the Trust's principal underwriter and distributor (the "Distributor") pursuant to a Distribution Agreement under which shares are sold on a continuous basis.

  Under the Trust's Distribution and Shareholder Services Plan (the "Distribution Plan"), Class II Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class II Shares of each Fund; Class III Shares of a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Class III Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor may apply the Class II or Class III Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class II or Class III Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class II or Class III Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class II or Class III Shares.

  All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class II Shares or Class III Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class II Shares or Class III Shares. Under the Distribution Plan, a Participating Organization may include AmSouth or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

  The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

  The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Trust will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Trust to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

  AmSouth and the Administrator each bear all expenses in connection with the performance of their services as Advisor and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for an Institutional Money Market Fund. No Institutional Money Market Fund will bear, directly or indirectly, the cost of any activity primarily intended to result in the distribution of Shares of such Institutional Money Market Fund; such costs will be borne by the Distributor.

  As a general matter, expenses are allocated to the Class I Shares, Class II Shares and Class III Shares of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class II Shares and Class III Shares other than in accordance with the relative net asset value of the class, are expenses under the Trust's Distribution Plan which relates only to the Class II Shares and Class III Shares.

BANKING LAWS

  AmSouth believes that it possesses the legal authority to perform the investment advisory services for the Institutional Money Market Funds contemplated by its investment advisory agreement with the Trust and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Trust. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which AmSouth could continue to perform such services for the Trust. See "MANAGEMENT OF THE TRUST -- Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE TRUST AND ITS SHARES

  The Trust was organized as a Massachusetts business trust on October 1, 1987. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into eighteen series of shares, one for each of the following Funds: the AmSouth Institutional Prime Obligations Fund, the AmSouth Institutional U.S. Treasury Fund, the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund, the AmSouth Tax Exempt Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Bond Fund, the AmSouth Municipal Bond Fund, the AmSouth Limited Maturity Fund, the AmSouth Balanced Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Capital Growth Fund, the AmSouth Small Cap Fund, the AmSouth Equity Income Fund, the AmSouth Select Equity Fund, and the AmSouth Enhanced Market Fund. Each Fund, except the AmSouth Florida Tax-Free Fund and the AmSouth Select Equity Fund, is a diversified fund under the Investment Company Act of 1940, as amended. Each Fund has authorized three classes of Shares: Premier, Classic and Class B Shares, except for the AmSouth Institutional Prime Obligations Fund, the AmSouth Institutional U.S. Treasury Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax-Exempt Fund. The AmSouth U.S. Treasury Fund and the AmSouth Tax-Exempt Fund have authorized two classes of Shares: Premier and Classic Shares. However, Class B Shares are not currently offered in the AmSouth Limited Maturity Fund, the AmSouth Government Income Fund, the AmSouth Florida Tax-Free Fund, and the AmSouth Municipal Bond Fund and Premier Shares are currently not offered in the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund. The AmSouth Institutional Prime Obligations Fund and the AmSouth Institutional U.S. Treasury Fund have authorized three classes of Shares: Class I Shares, Class II Shares and Class III Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series or class, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, (iii) when matters pertain to the Shareholder Servicing Plan, and (iv) when matters pertain to the Distribution Plan.

  Overall responsibility for the management of the Trust is vested in the Board of Trustees. See "MANAGEMENT OF AMSOUTH MUTUAL FUNDS -- Trustees of the Trust." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Trust and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

CUSTODIAN

  AmSouth serves as custodian for the Trust ("Custodian"). Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee.

TRANSFER AGENT AND FUND ACCOUNTING

  BISYS Fund Services, Inc. serves as transfer agent for and provides fund accounting services to the Trust.

PERFORMANCE INFORMATION

  From time to time, the Institutional Money Market Funds' annualized "yield" and "effective yield" and total return may be presented in advertisements and sales literature.

  The "yield" of an Institutional Money Market Fund is based upon the income earned by the Institutional Money Market Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of an Institutional Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Fund and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

  Total return is calculated for the past year, five years (if applicable) and the period since the establishment of an Institutional Money Market Fund. Average annual total return is measured by comparing the value of an investment in an Institutional Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

  Yield, effective yield, tax-equivalent yield and total return will be calculated separately for each Class of Shares. The yield and total return for Class I Shares will be higher than that of the Class II Shares for the same period as a result of the Distribution and Shareholder Services Plan fee of 0.25% applicable to Class II Shares. The yield and total return for Class II Shares will be higher than that of the Class III Shares for the same period as a result of the Distribution and Shareholder Services Plan fee of 0.25% applicable to Class II Shares and 0.50% applicable to Class III Shares.

  Investors may also judge the performance of each Institutional Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc. and Donoghue's MONEY FUND REPORT. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Wiesenberger, Pensions and Investments, U.S.A. Today and local newspapers and periodicals. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements, sales literature and in reports to Shareholders. Additional performance information is contained in the Trust's Annual Report, which is available free of charge by calling the number on the front page of the Prospectus.

  Information about performance of an Institutional Money Market Fund is based on the Institutional Money Market Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment is generally a function of portfolio quality and maturity, type of investments and operating expenses. Yields and total return of each Institutional Money Market Fund will fluctuate. Any fees charged by the Financial Institutions to their Customers in connection with investment in a Institutional Money Market Fund are not reflected in the Fund's performance information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trust's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net assets of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net assets of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to particular Funds will be determined by the Board of Trustees of the Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of the Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Trust or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Trust or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Trust or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Trust or such Fund.

  Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

  Inquiries regarding the Trust may be directed in writing to the AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by calling toll free
(800) 451-8382.

AMSOUTH MUTUAL FUNDS

INVESTMENT ADVISOR
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203
DISTRIBUTOR
BISYS Fund Services, Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

ADMINISTRATOR
ASO Services Company
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005-3333

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH 43215

TABLE OF CONTENTS

                                                 Page
                                                 ----
Fee Table......................................    3
Investment Objectives and Policies.............    5
Investment Restrictions........................    9
Valuation of Shares............................   10
How to Purchase and Redeem Shares..............   10
Dividends and Taxes............................   14
Management of The AmSouth Mutual Funds.........   16
General Information............................   21

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
AS5P090198

                              AMSOUTH MUTUAL FUNDS

                                    AMSOUTH


                                  AMSOUTH BANK
                               Investment Advisor


                                 INSTITUTIONAL
                                  MONEY MARKET
                                     FUNDS


                                    AMSOUTH
                                  MUTUAL FUNDS

                                Not FDIC Insured

                        BISYS FUND SERVICES, DISTRIBUTOR
                       Prospectus dated September 1, 1998

                              AMSOUTH MUTUAL FUNDS

                        INSTITUTIONAL MONEY MARKET FUNDS

                       Statement of Additional Information


                                September 1, 1998


                                -----------------


This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of the AmSouth Institutional Prime Obligations Fund and the AmSouth Institutional U.S. Treasury Fund (each a "Fund" and collectively the "Funds"), dated September 1, 1998. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. A copy of the Funds' Prospectus may be obtained by writing to AmSouth Mutual Funds at P.O. Box 182733, Columbus, Ohio 43218-2733, or by telephoning toll free (800) 451-8382.

                              TABLE OF CONTENTS
                              -----------------

                                                                    Page
                                                                    ----


AMSOUTH INSTITUTIONAL MONEY MARKET FUNDS...............................1

INVESTMENT OBJECTIVES AND POLICIES.....................................2
         Additional Information on Portfolio Instruments...............2
         Investment Restrictions.......................................6
         Additional Investment Restrictions............................7
         Portfolio Turnover............................................7

VALUATION..............................................................8

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................9
         Purchase of Shares............................................9
         Matters Affecting Redemption..................................9
         Additional Tax Information...................................10

MANAGEMENT OF THE TRUST...............................................12
         Officers ....................................................12
         Investment Advisor...........................................13
         Portfolio Transactions.......................................18
         Glass-Steagall Act...........................................19
         Administrator................................................20
         Expenses ....................................................22
         Sub-Administrators...........................................22
         Distributor..................................................22
         Custodian....................................................24
         Transfer Agent and Fund Accounting Services..................24
         Auditors ....................................................24
         Legal Counsel................................................24

PERFORMANCE INFORMATION...............................................24
         Yields of the Institutional Money Market Funds ..............25
         Calculation of Total Return..................................25
         Performance Comparisons......................................26

ADDITIONAL INFORMATION................................................27
         Organization and Description of Shares.......................27
         Shareholder Liability........................................28

FINANCIAL STATEMENTS..................................................32

APPENDIX .............................................................33

                       STATEMENT OF ADDITIONAL INFORMATION

                    AMSOUTH INSTITUTIONAL MONEY MARKET FUNDS

         AmSouth Mutual Funds (the "Trust") is an open-end management investment company. The Trust consists of eighteen series of units of beneficial interest ("Shares"), each representing interests in one of eighteen separate investment portfolios (each a "Fund"). This Statement of Additional Information relates to two of these Funds: the AmSouth Institutional Prime Obligations Fund (the "Institutional Prime Obligations Fund") and the AmSouth Institutional U.S. Treasury Fund (the "Institutional U.S. Treasury Fund," and these two Funds being collectively referred to as the "Institutional Money Market Funds"). The Trust's other fourteen Funds, which are offered through separate prospectuses and have a separate Statement of Additional Information, are: the AmSouth Prime Obligations Fund (the "Prime Obligations Fund"), the AmSouth U.S. Treasury Fund (the "U.S. Treasury Fund"), the AmSouth Tax Exempt Fund (the "Tax Exempt Fund" and, collectively, with the Prime Obligations Fund and the U.S. Treasury Fund, the "Money Market Funds"), the AmSouth Equity Fund (the "Equity Fund"), the AmSouth Regional Equity Fund (the "Regional Equity Fund"), the AmSouth Balanced Fund (the "Balanced Fund"), the AmSouth Capital Growth Fund (the "Capital Growth Fund"), the AmSouth Small Cap Fund (the "Small Cap Fund"), the AmSouth Select Equity Fund ("Select Equity Fund"), the AmSouth Enhanced Market Fund (the "Enhanced Market Fund") and the AmSouth Equity Income Fund (the "Equity Income Fund" and, collectively with the Equity Fund, the Regional Equity Fund, the Balanced Fund, the Capital Growth Fund, and the Small Cap Fund, the "Capital Appreciation Funds"), the AmSouth Bond Fund (the "Bond Fund"), the AmSouth Limited Maturity Fund (the "Limited Maturity Fund"), the AmSouth Government Income Fund (the "Government Income Fund") the AmSouth Municipal Bond Fund (the "Municipal Bond Fund"), and the AmSouth Florida Tax-Free Fund (the "Florida Fund" and, collectively with the Bond Fund, the Limited Maturity Fund, the Government Income Fund and the Municipal Bond Fund, the "Income Funds," and the Florida Fund and the Municipal Bond Fund sometimes collectively referred to herein as the "Tax-Free Funds.")

         The Institutional Prime Obligations Fund and the Institutional U.S. Treasury Fund offer three classes of Shares: Class I Shares, Class II Shares and Class III Shares. Some of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives, restrictions and policies of each Fund of the Trust as set forth in the respective Prospectus for that Fund.

High Quality Investments With Regard to Institutional Money Market Funds. As noted in the Prospectus for the Institutional Money Market Funds, each Fund may invest only in obligations determined by AmSouth Bank, Birmingham, Alabama ("AmSouth") the investment advisor to the Trust ("Advisor") to present minimal credit risks under guidelines adopted by the Trust's Board of Trustees.

         With regard to the Institutional Prime Obligations Fund, investments will be limited to those obligations which, at the time of purchase, (i) possess the highest short-term ratings from at least two NRSROs; or (ii) do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees. For purposes of this investment limitation, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Advisor to be comparable in priority and security to the obligation selected for purchase by a Fund. (The above-described securities which may be purchased by the Institutional Prime Obligations Fund are hereinafter referred to as "Eligible Securities.")

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, (i.e., are unrated) but are determined by the Advisor to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Advisor. A security which at the time of issuance had a maturity exceeding 397 days but, at the same time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories of an NRSRO.

         The Institutional Prime Obligations Fund will not invest more than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Fund's net asset value or a subsequent change in a security's qualification as an Eligible Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Trust's Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor may be required promptly to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by the Advisor with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         Bankers' Acceptances and Certificates of Deposit. The Institutional Prime Obligation Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase, such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Commercial Paper. The Institutional Prime Obligations Fund may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Institutional Prime Obligations Fund may invest in (i) Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and (ii) Europaper, which is U.S. dollar-denominated commercial paper of an issue located in Europe.

         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Institutional Prime Obligations Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining the dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. The Institutional Prime Obligations Fund may, subject to its investment objectives, restrictions and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CTDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Advisor believes the risks associated with such investments are minimal.

         Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which the Advisor deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and the Advisor will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements. As discussed in the Prospectus, the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such an agreement, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place assets consisting of U.S. government securities or other liquid high quality debt securities having a value equal to the repurchase price (including accrued interest), in a segregated custodial account and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. Government Obligations. The Institutional U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. government. The Institutional Prime Obligations Fund may invest in such obligations and in other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

Investment Restrictions
-----------------------

         The following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectuses).

         None of the Institutional Money Market Funds may:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives, restrictions and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts), oil, gas or mineral exploration or development programs, or real estate (although investments by the Institutional Prime Obligations Fund, in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Institutional Prime Obligations Fund may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to each such Fund, immediately after such purchase, the Institutional Prime Obligations Fund, does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Institutional Prime Obligations Fund, or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Institutional Prime Obligations Fund) having an aggregate value in excess of 10% of the value of the Institutional Prime Obligations Fund's total assets;

         4. Invest in any issuer for purposes of exercising control or management;

         5. Purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment advisor owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; and

         6. Invest more than 10% of total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

         The Institutional Money Market Funds may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The Institutional Money Market Funds may not write or purchase put or call options.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Additional Investment Restrictions
----------------------------------

         The following investment restriction is non-fundamental and may be changed by a vote of the majority of the Board of Trustees: No Fund will invest more than 15% of its net assets in securities that are restricted as to resale, or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover with respect to each of the Institutional Money Market Funds is expected to be zero percent for regulatory purposes.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. The turnover rates for the Funds will not be a factor preventing either the sale or the purchase of securities when the Advisor believes investment considerations warrant such sale or purchase. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains to the Funds' Shareholders.


                                    VALUATION

         As indicated in the Prospectus, the net asset value of each Institutional Money Market Fund is determined and the Shares of each Fund are priced as of 2:00 p.m. and 4:00 p.m., Eastern time (the "Valuation Times") on each Business Day of the Fund. As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and the Federal Reserve Bank of Atlanta is open, except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected, or days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, either the NYSE or the Federal Reserve Bank of Atlanta is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.

         The Institutional Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The value of securities in these Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Institutional Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that no Fund will purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Trust's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per Share of the Institutional Money Market Funds for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each of the Trust's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS"), and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at or AmSouth or financial institutions that provide certain support services for their customers or account holders ("Financial Institutions"). Customers purchasing Shares of the Trust may include officers, directors, or employees of AmSouth or AmSouth's correspondent banks.

Purchase of Shares
------------------

         As stated in the Prospectus, the public offering price of the Class I, Class II, and Class III Shares is their net asset value per Share, as next computed after an order is received.

Matters Affecting Redemption
----------------------------

         The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Trust may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act. See "Valuation" above.

Additional Tax Information
--------------------------

         It is the policy of each Fund to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. By following such policy, the Funds expect to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of the sum of its taxable net investment company income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. In addition, until the start date of the Fund's first tax year, the Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to quality as a regulated investment company. This 30% of gross income test described above may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months and to engage in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from the previous year. For the foregoing purposes, a Fund is treated as having distributed the sum of (i) the deduction for dividends paid (defined in Section 561 of the Code) during such calendar year, and (ii) any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund did not meet the 98% thresholds, the Fund would be subject to the 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this 4% excise tax.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         A Fund's transactions in options, foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale" and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds. The tax consequences of certain hedging transactions have been modified by the Taxpayer Relief Act of 1997 (the "1997 Act").

         The Funds each expect to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

         However, if for any taxable year the Funds do not qualify for the special federal tax treatment afforded regulated investment companies, all of their taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to their Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.


                             MANAGEMENT OF THE TRUST

Officers
--------

         The officers of each Fund of the Trust, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                          Position(s) Held               Principal Occupation
Name and Address          With the Trust                 During Past 5 Years
----------------          ----------------               -------------------
George R. Landreth        Chairman and Vice President    From December 1992 to present, employee of
                                                         BISYS Fund Services, Limited Partnership;
                                                         from July 1991 to December 1992, employee
                                                         of PNC Financial Corp.; from October 1984
                                                         to July 1991, employee of The Central Trust
                                                         Co., N.A.


Walter B. Grimm           Vice President                 From June, 1992 to present, employee of BISYS
                                                         Fund Services, Limited Partnership; from 1990
                                                         to 1992, President and CEO, Security
                                                         Bancshares; from July, 1981 to present,
                                                         President of Leigh Investments Consulting
                                                         (investments firm).

Chuck Booth               Treasurer                      From 1991 to present, employee of BISYS Fund
                                                         Services Limited Partnership.

John F. Calvano           President                      From October, 1994 to present, employee of
                                                         BISYS Fund Services; from September 1994 to
                                                         March 1997, Independent Consultant; from
                                                         April 1975 to September 1994, employee of
                                                         Federated Investors, Inc.

Robin Thomas              Secretary                      From May, 1997 to present, employee of
                                                         BISYS Fund Services Limited Partnership;
                                                         from April 1989 to May 1997, employee of
                                                         AmSouth Bank.

James L. Smith            Assistant Secretary            From October, 1996 to present, employee of
                                                         BISYS Fund Services Limited Partnership; from
                                                         October, 1995 to October, 1996, employee of
                                                         Davis, Graham & Stubbs; from June, 1991 to
                                                         October, 1995, Director of Legal and Compliance,
                                                         ALPS Mutual Fund Services, Inc.

Alaina V. Metz            Assistant Secretary            From  June, 1995 to present, Chief
                                                         Administrator, Administrative and Regulatory
                                                         Services, BISYS Fund Services, Limited
                                                         Partnership; from May, 1989 to June, 1995,
                                                         Supervisor, Mutual Fund Legal Department,
                                                         Alliance Capital Management.


         The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust for acting as Administrator and BISYS Fund Services, Inc. receives fees from the Trust for acting as Transfer Agent for and for providing fund accounting services to the Trust. Messrs. Booth, Calvano, Landreth, Grimm, and Smith and Mme. Thomas and Metz are employees of BISYS Fund Services, Limited Partnership.

                                          COMPENSATION TABLE (1)
                                          ----------------------
                                                   Pension or                            Total
                              Aggregate            Retirement         Estimated          Compensation
                              Compensation         Benefits Accrued   Annual             from AmSouth
Name of                       from AmSouth         As Part of         Benefits Upon      Mutual Funds
Position                      Mutual Funds         Fund Expenses      Retirement         Paid to Trustee
--------                      ------------         -------------      ----------         ---------------
J. David Huber                None                 None               None               None

James H
Woodward, Jr                  12,239               None               None               12,239

Homer H
Turner                        10,591               None               None               10,591

Wendell D
Cleaver                       11,806               None               None               11,806

Dick D. Briggs,
Jr., M.D                      10,420               None               None               10,420

(1) Figures are for the Trust's fiscal year ended July 31, 1997.


Investment Advisor
------------------

         Investment advisory and management services are provided to the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds and the Income Funds (except the Limited Maturity Fund) by the Advisor pursuant to the Investment Advisory Agreement dated as of August 1, 1988, as amended (the "First Investment Advisory Agreement"). Investment advisory and management services are provided to the Limited

Maturity Fund by the Advisor pursuant to the Investment Advisory Agreement dated as of January 20, 1989, as amended (the "Second Investment Advisory Agreement"). The First Investment Advisory Agreement and the Second Investment Advisory Agreement are collectively referred to as the "Advisory Agreements."

         In selecting investments for each of the Capital Appreciation Funds (except for the Equity Income Fund, Capital Growth Fund and Small Cap Fund), the Advisor employs the "value investing" method. A primary theory of value investing is that many investors tend to exaggerate both prosperity and problems in market valuations. This method, which may conflict with the prevailing mood of the market, involves the use of independent judgment backed by careful analysis of market data. The Advisor's approach when selecting investments for each of these Funds is to attempt to buy and sell securities that are temporarily mispriced relative to long-term value.

         In selecting investments for each of the Income Funds and the Balanced Fund, the Advisor attempts to anticipate interest rates, thereby capitalizing on cyclical movements in the bond markets. The Advisor seeks to achieve this goal through active management of the buying and selling of fixed-income securities in anticipation of changes in yields.

         Under the Advisory Agreements, the fee payable to the Advisor by the Funds for investment advisory services is the lesser of (a) such fee as may from time to time be agreed upon in writing by the Trust and the Advisor or (b) a fee computed daily and paid monthly based on the average daily net assets of each Fund as follows: the Prime Obligations Fund - forty one-hundredths of one percent (0.40%) annually; the U.S. Treasury Fund - forty one-hundredths of one percent (0.40%) annually; the Institutional Prime Obligations Fund - twenty one-hundredths of one percent (0.20%) annually; the Institutional U.S. Treasury Fund - twenty one-hundredths of one percent (0.20%) annually; the Equity Fund - eighty one-hundredths of one percent (0.80%) annually; the Regional Equity Fund
- eighty one-hundredths of one percent (0.80%) annually; the Tax Exempt Fund - forty one-hundredths of one percent (0.40%) annually; the Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Limited Maturity Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Balanced Fund - eighty one-hundredths of one percent (0.80%) annually; the Government Income Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Florida Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Municipal Bond Fund - sixty-five one-hundredths of one percent (0.65%) annually; the Equity Income Fund - eighty one-hundredths of one percent (0.80%) annually; the Capital Growth Fund - eighty one-hundredths of one percent (0.80%) annually; the Small Cap Fund - one hundred twenty one-hundredths of one percent (1.20%) annually; the Select Equity Fund - eighty one hundredths of one percent (.80%) annually; and the Enhanced Market Fund - forty-five hundredths of one percent (.45%) annually. A fee agreed to in writing from time to time by the Trust and the Advisor may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

         For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995, the Advisor received $2,366,707, $2,459,885 and $2,184,158, respectively, from the Prime Obligations Fund. For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995, the Advisor received $1,325,127, $1,588,850 and
$1,245,378, respectively, from the U.S. Treasury Fund. For the fiscal years ended July 31, 1997, July 31, 1996 and July 31, 1995, the Advisor received $160,785, $133,336 and $125,213 for the Tax Exempt Fund. For the fiscal years ended July 31, 1997, July 31, 1996, and July 31, 1995, investment advisory fees paid to the Advisor reflect voluntary reductions in investment advisory fees of $160,785, $133,340 and $125,213, respectively, for the Tax Exempt Fund.

         For the fiscal year ended July 31, 1997, the Advisor received $3,733,019, $953,375, $745,426, $247,500, $2,855,190, $41,620, and $156,820 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund, and the Florida Fund, respectively. For the period ended July 31, 1997, the Advisor received $111,117 and $36,130 from the Municipal Bond Fund and the Equity Income Fund, respectively. For the fiscal year ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $224,000, $74,000, $48,000 and $183,000 for the Bond Fund, the Limited Maturity Fund, the Government Income Fund, and the Florida Fund, respectively. For the period ended July 31, 1997, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $70,000 for the Municipal Bond Fund.

         For the fiscal year ended July 31, 1996, the Advisor received $2,706,627, $669,502, $547,123, $292,620, $2,429,049, $52,834 and $146,775 from the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and the Florida Fund, respectively. For the fiscal year ended July 31, 1996, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $962, $165,186, $87,670, $169,405, $61,522 and $171,316, for the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Government Income Fund and Florida Fund, respectively.

         For the fiscal year ended July 31, 1995, the Advisor received $1,841,031, $478,789, $461,002, $253,511, $1,807,557 and $29,835 from the Equity
Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund, respectively. For the fiscal year ended July 31, 1995, investment advisory fees paid to the Advisor reflect voluntary fee reductions of $3,057, $302, $138,571, $76,328, $259,520 and
$66,952, for the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund and the Government Income Fund. For the period from commencement of operations (September 30, 1994) through July 31, 1995, the Advisor received $124,256 from the Florida Fund, which reflects a voluntary reduction in fees of $111,697.

         Each of the Advisory Agreements provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard by the Advisor of its duties and obligations thereunder.

         Unless sooner terminated, the First Investment Advisory Agreement will continue in effect until January 31, 1999 as to each of the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds, the Tax-Free Funds, the Bond Fund and the Government Income Fund and for successive one-year periods if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of that Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the respective Prospectus of the Money Market Funds, the Institutional Money Market Funds, the Capital Appreciation Funds and the Income Funds), and a majority of the Trustees who are not parties to the First Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the First Investment Advisory Agreement by votes cast in person at a meeting called for such purpose.

         Unless sooner terminated, the Second Investment Advisory Agreement will continue in effect as to the Limited Maturity Fund until January 31, 1999 and for successive one-year periods thereafter if such continuance is approved at least annually by the Trust's Board of Trustees or by vote of the holders of a majority of the outstanding voting Shares of the Limited Maturity Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Income Funds), and a majority of the Trustees who are not parties to the Second Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Second Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding voting Shares of that Fund, or by the Advisor. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the investment advisor including, but not limited to,
(i) descriptions of the advisor's operations; and (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisor's operations.

         AmSouth also serves as Sub-Administrator for the Trust. See "Sub-Administrator" below.

Investment Sub-Advisors
-----------------------

         Investment sub-advisory services are provided to the Equity Income Fund by Rockhaven Asset Management, LLC ("Rockhaven" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 12, 1997 between the Advisor and Rockhaven ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Capital Growth Fund by Peachtree Asset Management ("Peachtree" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated July 31, 1997 between the Advisor and Peachtree ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Small Cap Fund by Sawgrass Asset Management, LLC ("Sawgrass" or "Sub-Advisor") pursuant to a Sub-Advisory Agreement dated as of March 2, 1998 between the Advisor and Sawgrass ("Sub-Advisory Agreement"). Investment sub-advisory services are provided to the Select Equity Fund and the Enhanced Market Fund pursuant to a Sub-Advisory Agreement dated as of September 1, 1998 between the Advisor and OakBrook Investments, LLC ("OakBrook" or "Sub-Advisor").

         The Sub-Advisors shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which each Sub-Advisory Agreement relates, except that each Sub-Advisor shall be liable to the Advisor for a loss resulting from a breach of fiduciary duty by each Sub-Advisor under the 1940 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of each Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement shall continue with respect to the Equity Income Fund and Small Cap Fund until January 31, 1999 and with respect to the Capital Growth Fund until July 31, 1999, and with respect to the Select Equity Fund and Enhanced Market Fund until January 31, 2000 and shall continue in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus of the Capital Appreciation Funds) and a majority of the Trustees who are not parties to each Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to each Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. This Agreement may be terminated with respect to the Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Advisor or each Sub-Advisor on 60 days written notice. This Agreement will also immediately terminate in the event of its assignment.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Shareholders of the Trust may include descriptions of each investment sub-advisor including, but not limited to, (i) descriptions of each sub-advisor's operations; (ii) descriptions of certain personnel and their functions; and
(iii) statistics and rankings relating to each sub-advisor's operations.

Portfolio Transactions
----------------------

         Pursuant to the Advisory Agreements, the Advisor or Sub-Advisor determines, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Money Market Funds, the Institutional Money Market Funds, the Income Funds and the Balanced Fund (with respect to its debt securities) usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of a negotiated brokerage commissions. Transactions in over-the-counter market are generally principal transactions with dealers. With respect to over-the-counter market, the Trust, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While the Advisor and Sub-Advisor generally seek competitive spreads or commissions, the Trust may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Advisor and the Sub-Advisor in their best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Advisor or Sub-Advisor may receive orders for transactions on behalf of the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Advisor or Sub-Advisor and does not reduce the advisory fees payable to the Advisor or the Sub-Advisor. Such information may be useful to the Advisor or Sub-Advisor in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisor or Sub-Advisor in carrying out their obligations to the Trust.

         The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Advisor, BISYS, the Sub-Advisor, or their affiliates, and will not give preference to AmSouth's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Trust are made independently from those for the other Funds or any other investment company or account managed by the Advisor or Sub-Advisor. Any such other investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Advisor or Sub-Advisor believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Advisor or Sub-Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by each of the Advisory Agreements and the Sub-Advisory Agreement, in making investment recommendations for the Trust, the Advisor or Sub-Advisor will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Advisor or Sub-Advisor, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Advisor or Sub-Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

         During the fiscal year ended July 31, 1997, the Equity Fund paid aggregate brokerage commissions in the amount of $397,271. During the fiscal year ended July 31, 1997, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $98,747. During the fiscal year ended July 31, 1997, the Balanced Fund paid aggregate brokerage commissions in the amount of $145,513. During the period from March 20, 1997 to July 31, 1997, the Equity Income Fund paid aggregate brokerage commissions in the amount of $28,462.

         During the fiscal year ended July 31, 1996, the Equity Fund paid aggregate brokerage commissions in the amount of $265,582. During the fiscal year ended July 31, 1996, the Regional Equity Fund paid aggregate brokerage commissions in the amount of $167,772. During the fiscal year ended July 31, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $489,565.

Glass-Steagall Act
------------------

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment advisor, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisors to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         AmSouth believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreements regarding that Fund and described in the Prospectus of that Fund and this Statement of Additional Information and has so represented in the Advisory Agreement regarding that Fund. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict AmSouth from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by AmSouth, the Board of Trustees of the Trust would review the Trust's relationship with AmSouth and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of AmSouth in connection with customer purchases of Shares of the Trust, AmSouth might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset value per Share or result in financial losses to any customer.

Administrator
-------------

         ASO Services Company ("ASO") serves as administrator (the "Administrator") to each Fund of the Trust pursuant to the Management and Administration Agreement dated as of April 1, 1996 (the "Administration Agreement"). ASO is a wholly-owned subsidiary of BISYS which is a wholly-owned subsidiary of BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisor under the Sub-Advisory Agreement, those performed by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust).

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value per Share of the Money Market Funds and the Institutional Money Market Funds, to maintain office facilities for the Trust, to maintain the Trust's financial accounts and records, and to furnish the Trust statistical and research data and certain bookkeeping services, and certain other services required by the Trust. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Trust's operations (other than those performed by the Advisor under the Advisory Agreements, the Sub-Advisor under the Sub-Advisory Agreement, those by AmSouth under its custodial services agreement with the Trust and those performed by BISYS Fund Services, Inc. under its transfer agency and fund accounting agreements with the Trust). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Institutional Money Market Fund equal to the lesser of (a) a fee computed at the annual rate of (0.10%) of an Institutional Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Trust and the Administrator. A fee agreed to from time to time by the Trust and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect. Each Fund also bears expenses incurred in pricing securities owned by the Fund.

         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until December 31, 2000. Thereafter, the Administration Agreement shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Trust's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses
--------

         Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees of the Trustees of the Trust, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, dividend disbursing agents fees, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by it, certain insurance premiums, costs of maintenance of its existence, costs of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation.

Sub-Administrators
------------------

         AmSouth is retained by BISYS as the Sub-Administrator to the Trust pursuant to an agreement between the Administrator and AmSouth. On April 1, 1996, AmSouth entered into an Agreement with ASO as the Sub-Administrator of the Trust. Pursuant to this agreement, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of up to (0.10%) ten one-hundredths of one percent of each Fund's average net assets. For the fiscal year ended July 31, 1997, AmSouth received $1,016,191 with respect to the Trust.

         BISYS is retained by the Administrator as a Sub-Administrator to the Trust. Pursuant to its agreement with the Administrator, BISYS Fund Services is entitled to compensation as mutually agreed upon from time to time by it and the Administrator.

Distributor
-----------

         BISYS serves as distributor to each Fund of the Trust pursuant to the Distribution Agreement dated as of July 16, 1997 (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect until January 31, 1999, and from year to year thereafter if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to such Distribution Agreement or interested persons (as defined in the Investment Company Act of 1940) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         A Shareholder Servicing Plan regarding the Classic Shares for the Trust was initially approved on December 6, 1995 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Shareholder Servicing Plan (the "Independent Trustees"). The Shareholder Servicing Plan reflects the creation of the Classic Shares, and provides for fees only upon that Class.

         The Shareholder Servicing Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Classic Shares of that Fund. The Shareholder Servicing Plan may be amended by vote of the Trust's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Shareholder Servicing Plan that would materially increase the shareholder servicing fee with respect to a Fund requires the approval of the holders of that Fund's Classic Class. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Shareholder Servicing Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Shareholder Servicing Plan) indicating the purposes for which such expenditures were made.

         The fee of 0.25% of average daily net assets of the Classic Shares of each Fund payable under the Trust's Shareholder Servicing Plan, to which Classic Shares of each Fund of the Trust are subject, is described in the Classic Shares Prospectuses. For the fiscal year ended July 31, 1997 BISYS received $11,306 with respect to the Classic Shares of the U.S. Treasury Fund (which reflects a fee reduction of $17,000); $122,328 with respect to the Classic Shares of the Prime Obligations Fund (which reflects a fee reduction of $183,000); and $20,128 with respect to the Classic Shares of the Tax-Exempt Fund (which reflects a fee reduction of $30,000).

         The Shareholder Servicing and Distribution Plan regarding the Class B Shares of the Funds (the "Distribution Plan") was initially approved on March 12, 1997 by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). The Distribution Plan provides for fees only upon the Class B Shares of each Fund, as described in the Class B Shares Prospectuses.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class B Shares. The Trust's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

Custodian
---------

         AmSouth serves as custodian of the Trust pursuant to a Custodial Services Agreement with the Trust (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments.

Transfer Agent and Fund Accounting Services.
--------------------------------------------

         BISYS Fund Services, Inc. ("Transfer Agent") serves as transfer agent to each Fund of the Trust pursuant to a Transfer Agency and Shareholder Service Agreement with the Trust. The Transfer Agent is a wholly-owned subsidiary of The BISYS Group, Inc.

         The Transfer Agent also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Trust. Under the Fund Accounting Agreement, the Transfer Agent receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, plus out-of-pocket expenses, subject to a minimum annual fee of $40,000 for each Tax Exempt Fund and $30,000 for each Taxable Fund and the Money Market Funds may be subject to an additional fee of $10,000 for each Class.

Auditors
--------

         The financial information appearing in the Prospectuses under "FINANCIAL HIGHLIGHTS" has been derived from financial statements of the Trust incorporated by reference into this Statement of Additional Information which have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their report incorporated by reference herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 100 East Broad Street, Columbus, Ohio 43215.

Legal Counsel
-------------

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005-3333 are counsel to the Trust.


                             PERFORMANCE INFORMATION

General
-------

         From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of
general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various investment products, which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

Yields of the Institutional Money Market Funds
----------------------------------------------

         As summarized in the Prospectus of the Institutional Money Market Funds under the heading "Performance Information," the "yield" of each of those Funds for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The yield and effective yield of the Institutional Money Market Funds will vary in response to fluctuations in interest rates and in the expenses of the Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

Calculation of Total Return
---------------------------

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

Performance Comparisons
-----------------------

         Yield and Total Return. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective Shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

All Funds. Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of a quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by Financial Institutions for cash management services will reduce a Fund's effective yield to Customers.


                             ADDITIONAL INFORMATION

Organization and Description of Shares
--------------------------------------

         The Trust was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Trust's name was changed to "The ASO Outlook Group" as of April 12, 1988 and to "AmSouth Mutual Funds" as of August 19, 1993 by amendments to the Agreement and Declaration of Trust. A copy of the Trust's Agreement and Declaration of Trust, as amended (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Trust presently has eighteen series of Shares which represent interests in the Prime Obligations Fund, the U.S. Treasury Fund, the Institutional Prime Obligations Fund, the Institutional U.S. Treasury Fund, the Tax Exempt Fund, the Equity Fund, the Regional Equity Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, the Capital Growth Fund, the Small Cap Fund, the Equity Income Fund, the Select Equity Fund, and the Enhanced Market Fund. The Trust's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Trust's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Trust and its Shares," Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon, (iii) when matters pertain to the Shareholder Servicing Plan, and (iv) when matters pertain to the Distribution Plan. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding voting Shares of the Trust and filed with the Trust's custodian or by vote of the holders of two-thirds of the outstanding voting Shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding voting Shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Shareholder Liability
---------------------

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Trust is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Trust.

         As of May 8, 1998, the trustees and officers of the Trust, as a group, owned less than 1% of the Premier Shares, the Classic Shares and of the Class B Shares of any of the Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund, and of the Equity Fund, the Regional Equity Fund, the Tax Exempt Fund, the Bond Fund, the Limited Maturity Fund, the Balanced Fund, the Municipal Bond Fund, the Government Income Fund, the Florida Fund, and the Equity Income Fund.

         As of May 11, 1998, AmSouth, 1901 Sixth Avenue North, Birmingham, Alabama 35203, was the Shareholder of record of 91.33% of the outstanding voting Shares of the Premier Shares of the Prime Obligations Fund, 97.42% of the outstanding voting Shares of the Premier Shares of the U.S. Treasury Fund, 99.99% of the outstanding voting Shares of the Premier Shares of the Tax Exempt Fund, 95.12% of the outstanding voting Shares of the Premier Shares of the Equity Fund, 94.39% of the outstanding voting Shares of the Premier Shares of the Regional Equity Fund, 95.27% of the outstanding voting Shares of the Premier Shares of the Bond Fund, 98.44% of the outstanding voting Shares of the Premier Shares of the Limited Maturity Fund, 98.46% of the outstanding voting Shares of the Premier Shares of the Balanced Fund, 96.57% of the outstanding voting Shares of the Premier Shares of the Florida Fund, 99.99% of the outstanding voting Shares of the Premier Shares of the Government Income Fund, 99.22% of the outstanding voting Shares of the Premier Shares of the Municipal Bond Fund,
98.35 % of the outstanding voting Shares of the Premier Shares of the Equity Income Fund, 95.72% of the outstanding voting Shares of the Premier Shares of the Capital Growth Fund and 100.00% of the outstanding voting Shares of the Premier Shares of the Small Cap Fund. Under the 1940 Act, AmSouth may be deemed to be a controlling person of the Premier Class of the Prime Obligations Fund, the Premier Class of the U.S. Treasury Fund, the Premier Class of the Tax Exempt Fund, the Premier Class of the Equity Fund, the Premier Class of the Regional Equity Fund, the Premier Class of the Bond Fund, the Premier Class of the Limited Maturity Fund, the Premier Class of the Balanced Fund, the Premier Class of the Municipal Bond Fund, the Premier Class of the Government Income Fund, the Premier Class of the Florida Fund, the Premier Class of the Equity Income Fund, the Premier Class of the Capital Growth Fund and the Premier Class of the Small Cap Fund. The ultimate parent of AmSouth is AmSouth Bancorporation.

         As of May 11, 1998 National Financial Services Corporation, One World Financial Center, 200 Liberty Street, New York, New York 10281, was the Shareholder of record of 99.06% of the outstanding voting Shares of the Classic Shares of the Prime Obligations Fund, 85.71 % of the outstanding Shares of the Classic Shares of the U.S. Treasury Fund, 91.78 % of the outstanding voting Shares of the Classic Shares of the Tax Exempt Fund, 18.04% of the Government Income Fund, 19.08% of the outstanding voting Shares of the Classic Shares of the Bond Fund, 49.13 % of the outstanding voting Shares of the Classic Shares of the Limited Maturity Fund, 32.23 %of the outstanding voting Shares of the Classic Shares of the Municipal Bond Fund, 80.84% of the outstanding voting Shares of the Classic Shares of the Florida Fund, 36.18% of the outstanding voting Shares of the Classic Shares of the Capital Growth Fund, 49.63% of the outstanding voting Shares of the Classic Shares of the Small Cap Fund, 86.47% of the outstanding voting Shares of the Class B Shares of the Bond Fund, 6.79% of the outstanding voting Shares of the Class B Shares of the Regional Equity Fund and 18.26% of the outstanding voting Shares of the Class B Shares of the Small Cap Fund.

         The following table indicates each additional person known by the group to own beneficially 5% or more of the Shares of a Fund of the Trust as of May 11, 1998:

                      U.S. Treasury Fund -- Classic Shares
                      ------------------------------------

                                       Number of
Name and Address                       Shares                         Percentage
----------------                       ------                         ----------

Association of Edison                  852,328.960                    12.86%
  Illumination
600 18th Street North
Birmingham, AL 35291


                          Equity Fund - Classic Shares
                          ----------------------------

                                       Number of
Name and Address                       Shares                         Percentage
----------------                       ------                         ----------

National Bank of Commerce              208,401.822                    7.26%
TRST Maynard Cooper
PO Box 10686
Birmingham, AL  35202-0686


                     Limited Maturity Fund - Classic Shares
                     --------------------------------------

                                       Number of
Name and Address                       Shares                         Percentage
----------------                       ------                         ----------

Morgan Keegan CF Inc.                  28,704.275                     6.90%
Robert P. Hall DMD SEP IRA
19493 Scenic HWY 98
Fairhope, AL  36532


                      Municipal Bond Fund - Classic Shares
                      ------------------------------------

                                       Number of
Name and Address                       Shares                         Percentage
----------------                       ------                         ----------

Sterne Agee Leach Inc.                 13,428.891                     5.38%
AC 2432-0915
CMT Plaza Suite 100B
813 Shades Creek Parkway
Birmingham, AL  35209

Lynspen & Company                      71,869.217                     28.79%
PO Box 2554
Birmingham, AL  35290

JC Bradford Co. Cust. FBO              13,176.907                     5.28%
Janet Haynes Findlay Revocable
330 Commerce St.
Nashville, TN  37201-1899

Sterne Agee Leach Inc.                 17,980.206                     7.20%
AC 8102-3199
CMT Plaza Suite 10B
813 Shares Creek Parkway
Birmingham, AL  35209


                     Prime Obligations Fund - Class B Shares
                     ---------------------------------------

                                       Number of
Name and Address                       Shares                         Percentage
----------------                       ------                         ----------

BISYS Fund Services                    10.00                          100.00%
3435 Stelzer Road
Columbus, OH  43219

         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The Independent Accountant's Report for the year ended July 31, 1997 and the Financial Statements for the AmSouth Mutual Funds for the period ended July 31, 1997 are all incorporated by reference to the Annual and Semi-Annual Reports of the AmSouth Mutual Funds, dated as of such dates, which have been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of each such report may be obtained without charge by contacting the Distributor, BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephone toll-free at 800-451-8382.

                                    APPENDIX

         Commercial Paper Ratings. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Commercial paper rated B is regarded as having only speculative capacity for timely payment. Commercial paper rated C is assigned to short-term debt obligations with a doubtful capacity for payment. Commercial paper rated D represents an issue in default or when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired unless Standard & Poor's believes such payments will be made during such grace period.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of senior short-term debt obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Commercial paper rated F-1 by Fitch Information Service ("Fitch") is regarded as having a very strong degree of assurance for timely payments. Commercial paper rated F-2 by Fitch is regarded as having a satisfactory degree of assurance of timely payment, but that margin of safety is not as great as for issues assigned F-1+ and F-1 ratings. Commercial paper rated F-3 has an adequate degree of assurance for timely payment but near-term adverse changes could cause these securities to be rated below investment grade. Issues rated F-S have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

Corporate Debt and State and Municipal Bond Ratings.
----------------------------------------------------

         Standard & Poor's Corporation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in the higher rated categories.

         BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

         CC -- The rating "CC" is currently highly vulnerable to nonpayment.

         C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         To provide more detailed indications of credit quality, the ratings from AA to A may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         Moody's Investor Services. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa are considered medium-grade obligations; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Other Ratings of Municipal Obligations
--------------------------------------

         The following summarizes the two highest ratings used by Moody's ratings for state and municipal short-term obligations. Obligations bearing MIG-1 and VMIG-1 designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated "MIG-2" or "VMIG-2" denote high quality with ample margins of protection although not so large as in the preceding rating group.